UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 850 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 850 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness AtkinsonTM Funds
Semi-Annual Report

June 30, 2014

TABLE OF CONTENTS

5	Letter to Shareholders
7	Expense Example
8	Alternative Energy Fund
14	Asia Focus Fund
19	Asia Pacific Dividend Fund
24	China & Hong Kong Fund
29	Global Energy Fund
37	Global Innovators Fund
43	Inflation Managed Dividend FundTM
49	Renminbi Yuan & Bond Fund
55	Statements of Assets and Liabilities
57	Statements of Operations
59	Statements of Changes in Net Assets
62	Financial Highlights
70	Notes to Financial Statements
81	Additional Information
84	Privacy Notice
87	Guinness Atkinson Funds Information

Fund Performance

The table below provides total return data for each of the Funds over the one, three, five, ten and from inception periods through June 30, 2014.

Fund (inception date)	Year to Date	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	12.03%	43.27%	-3.15%	-5.20%	—	-10.28%	2.13 2.00% net†	% gross;
Asia Focus (April 29, 1996)	5.94%	11.10%	-5.57%	5.67%	8.71%	2.84%	1.88%
Asia Pacific Dividend Fund (March 31, 2006)	6.90%	4.54%	3.27%	11.02%	—	5.26%	3.56 1.98% net†	% gross;
China & Hong Kong (June 30, 1994)	-1.98%	16.80%	-3.29%	6.59%	9.67%	7.38%	1.54%
Global Energy Fund (June 30, 2004)	20.22%	46.08%	7.33%	14.36%	14.79%	14.79%	1.35%
Global Innovators Fund (December 15, 1998)	10.38%	37.01%	20.46%	21.33%	11.18%	7.54%	1.47%
Inflation Managed Dividend FundTM (March 30, 2012)	7.91%	23.84%	—	—	—	18.66%	5.47 0.68% net†	% gross;
Renminbi Yuan & Bond Fund (June 30, 2011)	-1.07%	3.24%	2.71%	—	—	2.71%	0.97 0.90% net†	% gross;

Periods of greater than one year are average annualized returns; returns for periods of one year or less are actual returns. All returns are for the periods ending June 30, 2014.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent prospectus (dated May 1, 2014) and are from the most recent audited financials (period ending December 31, 2013) at the time that prospectus was completed.

†All of the Guinness Atkinson Funds have an expense cap in place and the advisor is contractually obligated to cap the Funds' total expenses at least through June 30, 2015. For the Inflation Managed Dividend Fund, the advisor is contractually obligated to cap total expenses at least through March 31, 2016.

Dear Guinness Atkinson Funds Shareholders,

In our view, it's been a great time to be a Guinness Atkinson Funds shareholder. In truth, we'd likely say that in any event and in any circumstance. But now has really been a good time to be a shareholder in most of the Guinness Atkinson Funds. For the one-year period ending June 30, 2014 all of the Funds have a positive return, and for the first half of 2014, all but two of the Funds are in positive territory. What's more some of the Funds have produced what can only be described as exceptional performance. We highlight three of the Funds below but note detailed discussions for each Fund are contained later in this report.

Most of our investors recognize the thematic nature of the Guinness Atkinson Funds and, in particular our optimistic world view, our belief in human progress and the notion that the world is and has been undergoing rapid change. Our Global Innovators Fund, which is quite clearly focused on the innovation theme, has produced a rather impressive long-term track record. The accompanying table has all of the return details but here we'd like to highlight the Fund's performance against its peer group, the Lipper Global Growth category. In the most recent Lipper rankings, based on total returns, the Fund was number one in its category of 98 funds for one year performance. It was also number one of 72 for three year performance. It was number one of 69 for the five year period. And – hopefully this won't be a surprise – it was number one of 38 for the 10 year period. These rankings are all for the period ending June 30, 2014.

We point this out because, well, this is the semi-annual report and we're meant to discuss performance. But there is a larger point here that gets to the heart of our thematic world view and the Global Innovators Fund's exceptional consistent, long term historical performance; specifically that innovation matters. That we live in a time of great innovation is fundamental to our world view. The Global Innovators Fund was conceived and is managed with the belief that innovation can provide companies with a competitive advantage that may translate to superior financial performance. We like to think that the simultaneous top Lipper ranking for the 1, 3, 5, and 10 year periods provided evidence that indeed innovation does matter.

The top performing Guinness Atkinson Fund over the one year period ending June 30, 2014 was the Global Energy Fund, with a return of 46.08%. For the first half of the year, this Fund returned 20.22%. We remarked in our last letter (December 31, 2013 annual report) that the energy sector had been a bit out of favor and arguably undervalued versus the market as a whole. That assessment turned out to be correct and much of the performance of this Fund was due to the energy sector closing the gap a bit. Our view is still that the sector is undervalued versus the rest of the market.

We're delighted to report that the Alternative Energy Fund has had an excellent last 12 months and good year to date. The total return for this Fund for the 12 months ending June 30 was 43.27%. Year to date the figure is 12.03%. We know that a number of investors have been very patient waiting for this Fund to recover – and we know we still have a way to go on that front – but it is encouraging to see these results and to know that this Fund has been steadily improving for a while. The transition to alternative energy is not going to happen overnight; as with the other Guinness Atkinson Funds this is a long-term theme. But alternative energy has been gaining market share and the fundamentals for the industry have improved markedly since the economic crisis.

June 30, 2014 marked the 20th anniversary for the China & Hong Kong Fund. This is an important milestone for any mutual fund but is particularly noteworthy in this category as there are only a handful of mutual funds in the China region category that are older than 20 years. We forget how much the world has globalized in the last 20 years, but when we were establishing that Fund there were a number of thorny problems that we had to sort out prior to the launch regarding the trading, custody and foreign exchange involved in the Hong Kong and Chinese stock markets that today we take for granted.

As usual we appreciate the confidence you have placed in us and we look forward to continuing to serve you.

Sincerely,

Timothy Guinness	James Atkinson

Past performance is not a guarantee of future results.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets countries. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual stock volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. Investments in derivatives involve risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments focused on the energy sector may be exposed to greater risk than an investments diversified among various sectors.

GUINNESS ATKINSONTM FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/14)	Ending Account Value (06/30/14)	Expenses Paid During Period* (01/01/14 to 06/30/14)	Expense Ratios During Period* (01/01/14 to 06/30/14)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,120.30	$10.67	2.03%
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$10.14	2.03%
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,059.40	$9.80	1.92%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$9.59	1.92%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$1,069.00	$10.16	1.99%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.99%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$980.20	$8.00	1.63%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.71	$8.15	1.63%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,202.20	$6.99	1.28%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.41	1.28%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,103.80	$6.73	1.29%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.46	1.29%
Guinness Atkinson Inflation Managed DividendTM Fund Actual	$1,000.00	$1,079.10	$3.51	0.68%†
Guinness Atkinson Inflation Managed DividendTM Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$989.30	$4.49	0.91%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56	0.91%†

*Expenses are equal to the Fund's annualized expense ratio including interest expense as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND for the period ended June 30, 2014

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	Since Inception (03/31/06)
Fund	12.03%	43.27%	-3.15%	-5.20%	-10.28%
Benchmark Index:
Wilderhill New Energy Global Innovation Index	16.63%	44.87%	3.06%	0.77%	-1.58%
Wilderhill Clean Energy Index	8.01%	29.31%	-6.88%	-5.94%	-12.43%

The Fund's gross expense ratio is 2.13% and net expense ratio is 2.00% per the Summary Prospectus dated May 1, 2014. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2015. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and in the absence of these limitations total returns would have been lower.

The Guinness Atkinson Alternative Energy Fund was up 12.03% for the first half ending June 30, 2014. This compared to a rise in the Wilderhill New Energy Global Innovation Index of 16.63% and in the Wilderhill Clean Energy Index of 8.01% for the same period. The first half was characterised by a strong start to the year in January and February with a weak March so that the fund was up 5.76% for the first quarter ending March 30, 2014. The second quarter saw good performance in April and May and the fund was then able to keep most of its gains despite a pullback in global markets in June to deliver a return to investors of 5.92% in the second quarter ending June 30, 2014.

The first half of 2014 has seen a recovery in global stock markets and a recovery in alternative energy stocks. The Guinness Alternative Energy Fund has outperformed the Wilderhill Clean Energy Index, but underperformed the Wilderhill New Energy Index.

The drivers of the good performance of the Alternative Energy Fund were the wind turbine manufacturers, the takeover of Waterfurnace by Nibe Industries and gains from the Fund's solar holdings.

The wind turbine manufacturers benefitted from some easing of policy as Angela Merkel removed repowered sites from the annual cap on installations. Vestas was able to secure a €5 billion (c.US$6.7 billion) 5 year revolving credit facility that should allow the balance sheet flexibility to grow. The working capital needs of the wind turbine manufacturers varies significantly and can become a constraint. In China, it was revealed that the curtailment of wind production had fallen from 17% of wind generation in 2012 to 11% in 2013.

Waterfurnace, one of the main North American heat pump installers was the subject of a takeover offer by Nibe, its Scandinavian peer. While the premium paid was good news for the Fund, we think that Nibe has made a shrewd acquisition at the right time in the cycle – the US property market has been showing signs of life again.

The solar sector has seen polysilicon prices remain steady at $21-$22 per kg while the headline Bloomberg solar module price has fallen 3.3% over the quarter. Demand in China, US, Africa, Latin America, the Middle East and Japan remains strong while Europe has shown weaker demand as expected.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Trade disputes continue to overshadow the industry, with the US imposing wider anti-dumping and anti-subsidy tariffs on Chinese and Taiwanese solar manufacturers. The EU maintains a minimum price for Chinese modules. China has responded with anti-dumping and anti-subsidy tariffs of its own. We believe the tariffs are unhelpful for the sector, although as we believe that sense will prevail in the long run, which may create a better market for consumers and manufacturers alike. In more positive news, 14 World Trade Organization (WTO) members including China, the EU, the US and Taiwan have announced a new series of trade negotiations aimed at removing tariffs on environmental products including solar. While this will probably take some time, it does at least demonstrate some willingness to try to stop the imposition of tariffs at the bequest of domestic competitors.

A number of the Chinese solar module manufacturers including Yingli and Trina have accessed the capital markets in the first half of 2014, improving balance sheet strength and demonstrating some support for the leading solar players amongst institutional investors.

The solar financing market continues to develop apace, with Solarcity and the burgeoning number of yieldcos leading the charge. We have also seen Google sign a $250 million financing deal for residential rooftop solar installations with Sunpower and Warren Buffett increasing his investments in solar projects.

Poor performers included the Fund's lithium mining and Peruvian sugarcane ethanol manufacturing investments, both of which struggled to meet budgets and cost projections and as a result will require additional financing.

Activity

The Fund acquired a position in Mytrah Energy in the first quarter. Mytrah is an Indian wind utility with a strong development pipeline. The Fund's position in SMA Solar, the German solar inverter manufacturer was sold having performed very well and has been replaced by a position in Northern Power Systems, a manufacturer of small wind turbines.

As a result of the takeover bid from Nibe, we have sold our position in Waterfurnace and replaced it with a position in a small Italian hydroelectric company called Iniziative Bresciane. While we have some concerns about the subsidy regime in Italy given Italy's weaker economy, we believe that small hydro installations will continue to be supported as the subsidy levels are amongst the lowest for any technology and installations are expected to last for 100 years or more. This company has a portfolio of 16 hydro installations today and are proposing to increase their portfolio with the capital they raised in their Initial Public Offering (IPO).

Outlook

Our outlook for the sector remains positive but tinged with caution. While the drivers for alternative energy remain in place, the potential for government interference that will harm the sector remains omnipresent and the outlook for energy prices remains uncertain and subject to the vagaries of global supply and demand of commodities.

We are starting to see behaviour from manufacturers that are more commonly found in more mature markets. In both the wind and the solar markets there has not been a surge in capacity expansion in anticipation of higher volumes. Companies have been protecting margins and working on debottlenecking to increase capacity from existing plant. This bodes well for the outlook of pricing in the sector.

Solar demand is believed to have been about 19-20GW (gigawatts) in the first half of 2014, with 25-30GW of installations expected in the second half. We think there is some potential upside to this given the momentum in installations we are seeing in China and the US. Looking forward to 2015, the growth of meaningful emerging market demand is likely to accelerate the global growth and support what we expect to be more growth in the US and China.

Elon Musk has been visionary in a number of sectors now, and he has noted that:

"Even if the solar industry were only to generate 40 percent of the world's electricity with photovoltaics by 2040, that would mean installing more than 400 GW of solar capacity per year for the next 25 years".

With the move to unsubsidised solar becoming more than a pipedream in many countries, we think this is a feasible outcome and implies that the solar industry needs to supply 10 times as much solar installation as it does today. This is the most important long term growth theme for alternative energy investors today.

The long term outlook for alternative energy remains good. The key drivers remain in place: dwindling fossil fuel supplies; energy security concerns; environmental issues; and climate change. The reduced cost of alternative energy technologies is likely to

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

accelerate the growth of the alternative energy sector. We continue to position the Fund to try to benefit from the long term growth of the sector.

Edward Guinness	July 2014

The Fund invests in foreign securities, which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar-weighted index of publicly traded companies that are active in renewable and low-carbon energy, and that stand to benefit from responses to climate change and energy security concerns. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. These indices are unmanaged, not available for investment and do not incur expenses.

Yieldcos in the alternative energy sector are companies set up specifically to hold constructed assets, paying out the cashflows from the assets in the form of dividends which provides investors with a yield.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2014
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	32
Portfolio Turnover:	8.4%
% of Stocks in Top 10:	43.1%
Fund Manager:
Edward Guinness
Top 10 Holdings (% of net assets)			Sector Breakdown (% of net assets)
China Singyes Solar Technologies Holdings Ltd.	5.5%	Wind	53.4%
Mytrah Energy Ltd.	4.9%	Solar	25.9%
WaterFurnace Renewable Energy Inc.	4.9%	Efficiency	8.5%
Nordex SE	4.4%	Hydro	7.0%
SunPower Corp. - Class B	4.2%	Geothermal	6.1%
Theolia SA	3.9%	Biofuel	1.3%
Yingli Green Energy Holding Co., Ltd. - ADR	3.9%
Cia Energetica de Minas Gerais - ADR	3.9%
Gamesa Corp Tecnologica S.A.	3.8%
JA Solar Holdings Co., Ltd. - ADR	3.7%

SCHEDULE OF INVESTMENTS
at June 30, 2014 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 102.2%	Value
Biofuel: 1.3%
2,126,280	Maple Energy PLC*	$327,501
Efficiency: 8.5%
146,000	Applied Intellectual Capital Ltd.*†^	—
760,987	Carmanah Technologies Corp.*	139,068
18,700	Itron, Inc.*	758,285
42,500	WaterFurnace Renewable Energy Inc.	1,207,230
		2,104,583
Geothermal: 6.1%
31,659	Ormat Technologies, Inc.	912,729
970,700	RB Energy, Inc.*	618,599
		1,531,328
Hydro: 7.0%
120,904	Cia Energetica de Minas Gerais ADR*	966,023
39,650	Verbund AG	767,971
		1,733,994
Solar: 25.9%
806,000	China Singyes Solar Technologies Holdings Ltd.	1,358,170
85,700	JA Solar Holdings Co., Ltd.*	930,702
28,200	Jinkosolar Holdings Co - ADR*	850,794
191,100	Renesola Ltd. - ADR*	563,745
25,750	SunPower Corp. - Class B*	1,055,235
55,720	Trina Solar Ltd. - ADR*	714,888
258,500	Yingli Green Energy Holding Co., Ltd. - ADR*	966,790
		6,440,324
Wind: 53.4%
9,200	Acciona S.A.	822,873
62,687	Boralex Inc. - Class A	796,035
3,888,000	China Datang Corp. Renewable Power Co. Ltd. - H Shares	491,618
639,000	China Longyuan Power Group Corp. - H Shares	693,382
1,879,000	China Suntien Green Energy Corp. Ltd. - H Shares	610,946
111,000	EDP Renovaveis SA	826,534
256,600	Enel Green Power SpA	726,618
76,100	Gamesa Corporation Tecnologica S.A.	950,234
212,941	Good Energy Group PLC	860,044
407,600	Greentech Energy Systems	913,289
1,760,000	Huaneng Renewables Corp. Ltd. - H Shares	581,338
760,000	Mytrah Energy Ltd.*	1,216,114
48,900	Nordex SE*	1,086,741

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 102.2% (Continued)	Value
228,800	Northern Power Systems Corp.*	$884,495
569,108	Theolia SA*	981,892
16,915	Vestas Wind Systems A/S*	853,384
		13,295,537
	Total Common Stocks (cost $31,142,609)	25,433,267
	Total Investments in Securities (cost $ $31,142,609): 102.2%	25,433,267
	Liabilities in Excess of Other Assets: (2.2%)	(547,918)
	Net Assets: 100.0%	$24,885,349

* Non-income producing security.

† Illiquid. Illiquid securities represent 0.0% of net assets.

^ Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended June 30, 2014

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	10 Years
Fund	5.94%	11.10%	-5.57%	5.67%	8.71%
Benchmark Index:
MSCI AC Far East Free Ex Japan Index	5.12%	15.80%	3.82%	11.75%	11.85%
S&P 500 Index	7.12%	24.57%	16.54%	18.80%	7.77%

The Fund's expense ratio is 1.88% per the Summary Prospectus dated May 1, 2014. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2015. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

In the first half of 2014, ending June 30, the Fund rose 5.94% compared to the MSCI AC Far East Free Ex-Japan Index benchmark which rose 5.12% over the same period. The first quarter was a weaker one for Asian markets and it was the second quarter where there was a marked turn.

Asian stock markets performed in line with the MSCI World Index which was in its turn led by the U.S. Within Asia leading performers were to be found amongst the smaller markets of Indonesia, Philippines, Taiwan and Thailand. Hong Kong, Korea and Singapore also rose but lagged the region while China fell. In the second quarter, when much of the gains were made in the region the performances were more broad based with Hong Kong and Korea also added to the list of out-performers.

From a sector standpoint, Technology was the strongest sector and had the biggest impact with its 17% weight in the region. Utilities and healthcare were also outperformers and energy, industrials and financials kept pace with the broad market. The main currency movers against the dollar were the Korean won, the Japanese yen, the Indonesian rupiah and the Malaysian Ringgit which rose between 2% and 4% over the period. The Chinese yuan was the only Asian currency to fall and more details on that can be found in the Guinness Atkinson Renminbi Yuan & Bond Fund letter to shareholders.

The performance of the Fund is attributable to the overweight position in technology. We have exposure to smartphones through AAC Technology, Largan Precision and Catcher Technology, the first two of which make acoustic and camera components and the latter, metal casings. Taiwan Semiconductor has seen an increasing proportion of its output directed toward smartphones rather than PCs. All of these have been beneficiaries both of smartphone upgrading in developed markets and new take-up in emerging markets. Also in the technology sector the Fund's performance has been assisted by exposure to Lenovo, China's and the world's leading PC maker, which also recently acquired Motorola from Google, and exposure to Tencent which is a leading internet portal and social media platform in the Chinese market and has been growing internationally.

The Fund was also supported by strong performance from its Thai exposure. This seems somewhat counter-intuitive since earlier this year the government was thrown out by a military coup. Thailand's democratic history has been littered by such events; people and corporations have proven be adept at managing these upheavals. In this case the power-grab filled a political vacuum that had existed for months. Stocks rallied in response, the Stock Exchange of Thailand (SET) Index rose 16.82% in local currency terms (18.40% in dollar terms) in the first half of 2014, ending June 30 and the Fund's holdings in Thai energy, real estate and utility businesses all benefitted.

ASIA FOCUS FUND

2.  Portfolio Position

The main changes to the portfolio have been a cut in Hong Kong and China exposure and an increase in Taiwan exposure. The changes at a sector level have been more pronounced with increases to consumer discretionary, financials and information technology funded by cuts to energy, industrials, materials and telecom services.

At the stock level we added China Merchants Bank and China Minsheng Bank which were trading at a significant discount to book value. We added Dongfeng Motor, Li & Fung and Nagacorp in the consumer discretionary sector and in the technology segment we added Catcher and Tencent, the latter being funded by the sale of China Mobile. We sold out of materials companies Kingboard Chemical and Jiangxi Copper and we sold Ynazhou Coal in the energy sector.

3.  Outlook

Asia is trading at comparatively low multiples at present, on 12.09x estimated earnings compared to the MSCI World Index on 16.06x estimated earnings. However, the Asian picture is clouded by the uncertainties surrounding China. There needs to be greater confidence in China's ability to manage its transition before stocks can move out of their current depressed valuation range.

South Korea is another market that is exerting a drag. It is vulnerable to a Chinese slowdown since the China market accounts for a significant share of Korean exports. However, Korea dogged by a consumer market that shows little sign of recovery with the housing market, and consumer confidence with it, looking very sluggish.

Nevertheless, China does appear to be making progress and while investors seem impatient the authorities are moving with a caution that looks eminently sensible to us and with a determination which we find encouraging. In the smaller markets we are concerned about prospects for Thailand. The change of government has been greeted positively by markets in the short term. The same cannot truly be said for the population. The issue is one of legitimacy and there is no sign of any group or individual capable of taking the leadership within any democratic process.

We therefore have to pick our way looking for companies with solid operational records sustained through business cycles as well as for those businesses likely to be beneficiaries of policy change.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. These indices are unmanaged, not available for investment and do not incur expenses.

Stock Exchange of Thailand (SET) Index definition is a composite economic indicator which is calculated from the prices of all common stocks (including unit trusts of property funds) on the main board of the SET.

Book Value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2014
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	38
Portfolio Turnover:	17.7%
% of Stocks in Top 10:	39.3%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Largan Precision Co., Ltd.	5.2%	DiGi.Com Bhd	3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.0%	CNOOC Ltd.	3.4%
Samsung Electronics Co., Ltd.	4.5%	PetroChina Co., Ltd. - H Shares	3.4%
Hyundai Mobis	4.0%	Galaxy Entertainment Group Ltd.	3.4%
Kunlun Energy Co., Ltd.	3.7%	Novatek Microelectronics Corp.	3.1%
Sector Breakdown (% of net assets)
Commercial Banks	9.5%	Building Products - Air & Heating	2.7%
Oil Company - Exploration & Production	9.5%	Web Portals/ISP	2.6%
Semiconductor Components - Integrated Circuits	8.1%	Building & Construction Products	2.5%
Auto/Truck Parts & Equipment	5.9%	Metal Processors & Fabricators	2.4%
Oil Company - Integrated	5.9%	Internet Application Software	2.3%
Electric - Generation	5.6%	Distribution/Wholesale	2.2%
Auto-Cars/Light Trucks	5.5%	Exchange Traded Funds	1.8%
Photo Equipment & Supplies	5.2%	Electronic Component - Miscellaneous	1.7%
Casino Hotels	4.8%	Public Thoroughfares	1.7%
Electronic Components - Semiconductor	4.5%	Non-Ferrous Metals	1.6%
Real Estate Operations/Development	4.3%	Coal	1.4%
Telecommunication Services	3.6%	Machinery	0.5%
Computers	3.1%

SCHEDULE OF INVESTMENTS
at June 30, 2014 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 98.9%	Value
China: 39.6%
58,000	AAC Technologies Holdings Inc.	$377,542
171,000	Anhui Conch Cement Co Ltd. - H Shares	586,886
739,000	China Construction Bank Corp. - H Shares	558,751
1,014,000	China Lesso Group Holdings Ltd.	542,953
280,000	China Merchants Bank Co Ltd. - H Shares	552,023
606,000	CNOOC Ltd.	548,890
419,000	China Minsheng Banking Corp Ltd. - H Shares	752,539
599,200	db x-trackers CSI300 Index ETF	381,922
338,000	Dongfeng Motor Group Co., Ltd. - H Shares	605,316
490,000	Lenovo Group Ltd.	668,895
562,000	PetroChina Co Ltd. - H Shares	709,896
696,000	Shenzhen Expressway Co Ltd. - H Shares	369,983
521,000	Soho China Ltd.	410,728
9,800	Sohu.com Inc.*	565,362
32,500	Tencent Holdings Ltd.	495,652
108,000	Weichai Power Co., Ltd. - H Shares	417,346
		8,544,684
Hong Kong: 13.1%
380,000	Chen Hsong Holdings	109,827
86,000	Galaxy Entertainment Group Ltd.	687,964
39,023	HSBC Holdings PLC	395,748
484,000	Kunlun Energy Co Ltd.	798,090
322,000	Li & Fung Ltd.	476,951
400,000	NagaCorp Ltd.	352,498
		2,821,078
Indonesia: 2.9%
129,000	Indo Tambangraya Megah PT	293,800
1,133,000	Vale Indonesia Tbk	339,757
		633,557
Malaysia: 6.3%
439,000	DiGi.Com Bhd	783,391
170,000	UMW Holdings Bhd	578,138
		1,361,529
South Korea: 8.4%
3,062	Hyundai Mobis	859,466
736	Samsung Electronics Co., Ltd.	961,645
		1,821,111
Taiwan: 15.7%
56,000	Catcher Technology Co., Ltd.	522,339
14,000	Largan Precision Co., Ltd.	1,115,949
136,000	Novatek Microelectronics Corp.	669,569
2	Shin Zu Shing Co., Ltd.	6
257,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,088,837
		3,396,700

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.9% (Continued)	Value
Thailand: 12.9%
127,500	Electricity Generating PCL/Foreign	$544,100
259,000	Glow Energy PCL/Foreign	664,358
824,000	LPN Development PCL/Foreign	515,397
96,198	PTT Exploration & Production PCL/Foreign	496,477
56,700	PTT PCL/Foreign	555,557
		2,775,889
	Total Common Stocks (cost $15,828,482)	21,354,548
	Total Investments in Securities (cost $15,828,482): 98.9%	21,354,548
	Other Assets less Liabilities: 1.1%	226,206
	Net Assets: 100.0%	$21,580,754

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended June 30, 2014

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	Since Inception (03/31/06)
Fund	6.90%	4.54%	3.27%	11.02%	5.26%
Benchmark Index:
MSCI AC Pacific Ex Japan Index	6.41%	17.77%	4.98%	13.13%	9.06%
S&P 500 Index	7.12%	24.57%	16.54%	18.80%	7.42%

The Fund's gross expense ratio is 3.56% and net expense ratio is 1.98% per the Summary Prospectus dated May 1, 2014. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2015. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

The Fund has performed well in the first half of the year, despite a difficult month in January for emerging markets. The investment approach the re-modelled fund has adopted has been successful so far, and the Fund ended the period marginally (0.49%) ahead of its benchmark, the MSCI AC Pacific Ex Japan Index.

The best performing sectors on average were utilities (+16.82%), telecommunications (+13.39%) and information technology (+11.90%). Utilities in general have performed well this year, as investors have moved back into bonds, and other securities that can pay a steady income, such utility company equities. Poorer performing sectors were consumer discretionary (+0.38%), materials (+1.75%) and industrials (+2.37%).

On a country (of domicile) basis, the best performers on average were New Zealand (+26.25%), Thailand (+17.70%) and Indonesia (+17.57). Thailand has performed well this year, despite the political protests and coup that took place in May. In the first six months of 2014, the main stock index in Thailand, the SET, returned 18.36%. Markets appear to have confidence that the new military leadership will bring stability to the country, and that economic reforms will be able to proceed. Poorer performers were China (-7.83%), Hong Kong (-1.45%) and South Korea (+1.41%) – our overweight position in China/Hong Kong did not help performance over the period.

Looking at individual stocks in the portfolio, the best performers were Catcher (+43.67%), LPN Development (+37.79%), Relo Holdings (+27.99%), KT&G (+25.31%) and Delta (+24.03%). Catcher benefitted from significant upgrades to analyst's earnings estimates during the period, as the company announced capacity additions. LPN and Delta were beneficiaries of the strength in the Thai stock market outlined above. Poorer performers were Luk Fook (-23.02%), Pacific Textiles (-18.26%), Nagacorp (-14.42%), St Shine (-13.43%) and Bank of China Hong Kong (-7.80%) Luk Fook lost ground as consumer sentiment towards jewellery worsened. Growth in sales of jewellery, watches and clocks in Hong Kong turned sharply negative in the first part of the year. Nagacorp, who operate a casino in Cambodia, has suffered from a general sell-off in Hong Kong/Macau casino groups, as investors worried about the impact of a smoking ban on future revenues. St Shine's fall gave up some of the gains the stock made last year, when it returned +91.77%.

ASIA PACIFIC DIVIDEND FUND

2.  Portfolio Position

The portfolio remains overweight China/Hong Kong and underweight Australia and South Korea. The Fund currently has no direct exposure to Indonesia, New Zealand or the Philippines. On a sector basis, the fund is significantly overweight consumer discretionary stocks, and is overweight healthcare, telecoms services, and information technology. The portfolio is underweight materials, industrials, financials, consumer staples and utilities. As before, the Fund is positioned mainly in higher dividend paying stocks.

3.  Outlook

As we reported this time last year, the issue of quantitative easing and the monetary stimulus that central banks have continued to provide has significant implications for equity markets. As measures to ease monetary conditions are withdrawn, and the economy has recovered in the U.S. and the U.K., attention has turned to the timing of interest rate rises by central banks. Global equity markets may be able to take a rise in rates within their stride, if those increases are viewed as an indication that the economic recovery is well underway and growth prospects for developed economies are improving.

After recording a Gross Domestic Product (GDP) growth rate of 7.5% in the second quarter of 2014, we are optimistic that the Chinese economy can continue to manage its transition from investment to consumption, without negatively impacting growth. Markets remain focussed on Chinese government policies to reform State Owned Enterprises, including the country's banks, which still trade on depressed valuations.

Other Asian companies in our universe, such as the technology companies we hold in Taiwan, are more exposed to consumer sentiment in developed markets. If high demand for personal electronics, such as smartphones and tablets, persists, then the prospects for companies in our portfolio look favourable.

We continue to look for companies that have maintained high returns on capital over time, that pay a dividend, and trade on reasonable valuations.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC Pacific ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of the developed and emerging markets in the Pacific region, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. SET Index is a composite economic indicator which is calculated from the prices of all common stocks (including unit trusts of property funds) on the main board of the Stock Exchange of Thailand (SET). These indices are unmanaged and not available for investment and do not incur expenses.

Market Capitalization (Market Cap) is the total value of the issued shares of a publicly traded company.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2014
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	4.9%
% of Stocks in Top 10:	29.6%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Luk Fook Holdings International Ltd.	3.2%	China Merchants Bank Co., Ltd. - H Shares	2.9%
St Shine Optical Co., Ltd.	3.0%	KT&G Corp.	2.9%
LPN Development PCL/Foreign - H Shares	3.0%	China Minsheng Banking Corp. Ltd. - H Shares	2.9%
Asustek Computer Inc.	3.0%	JB Hi-Fi Ltd.	2.9%
Relo Holdings Inc.	2.9%	Taiwan Semiconductor Manufacturing Co., Ltd.	2.9%
Sector Breakdown (% of net assets)
Commercial Banks	13.8%	Telecommunication Services	2.8%
Semiconductor Components - Integrated Circuits	8.2%	Oil Company - Integrated	2.8%
REITS - Shopping Centers	5.4%	REITS - Diversified	2.8%
Retail - Jewelry	3.2%	Chemicals - Specialty	2.7%
Optical Supplies	3.0%	Electronic Component-Miscellaneous	2.7%
Real Estate Operations/Development	3.0%	Water	2.7%
Computers	2.9%	Textile - Products	2.7%
Real Estate Management/Service	2.9%	Web Portals/ISP	2.7%
Tobacco	2.9%	Metal Processors & Fabricators	2.7%
Retail - Consumer Electronics	2.9%	Cellular Telecommunications	2.7%
Distribution/Wholesale	2.9%	Telecommunication Equipment	2.7%
MRI/Medical Diagnostics Imaging	2.8%	Investment Management/Advisory Service	2.6%
Oil Company - Exploration & Production	2.8%	Shipbuilding	2.6%
Casino Hotels	2.8%	Apparel Manufacturers	2.6%
Textile - Apparel	2.8%

SCHEDULE OF INVESTMENTS
at June 30, 2014 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 100.1%	Value
Australia: 11.0%
26,970	Henderson Group PLC	$109,355
16,300	iiNET Ltd.	112,355
6,890	JB Hi-Fi Ltd.	118,894
7,250	Sonic Healthcare Ltd.	118,475
		459,079
China: 24.6%
153,000	China Construction Bank Corp. - H Shares	115,682
169,000	China Lilang Ltd.	107,718
61,500	China Merchants Bank Co., Ltd. - H Shares	121,248
131,400	China Minsheng Banking Corp. Ltd. - H Shares	119,017
11,500	China Mobile Ltd.	111,581
650	CNOOC Ltd. - ADR	116,538
171,000	Industrial & Commercial Bank of China Ltd. - H Shares	108,110
34,000	Shenzhou International Group Holdings Ltd.	116,033
126,000	Yangzijiang Shipbuilding Holdings Ltd.	109,135
		1,025,062
Hong Kong: 22.3%
38,000	BOC Hong Kong Holdings Ltd.	110,072
193,000	Huabao International Holdings Ltd.	114,300
80,000	Li & Fung Ltd.	118,497
21,000	Link REIT/The	112,988
45,000	Luk Fook Holdings International Ltd.	131,800
132,000	NagaCorp Ltd.	116,324
90,000	Pacific Textiles Holdings Ltd.	112,523
8,300	VTech Holdings Ltd.	110,304
		926,808
Japan: 2.9%
1,900	Relo Holdings Inc.	122,453
Malaysia: 2.8%
64,900	DiGi.Com Bhd	115,813
Singapore: 5.5%
62,000	Ascendas Real Estate Investment Trust	114,364
72,000	CapitaMall Trust	114,043
		228,407
South Korea: 2.9%
1,350	KT&G Corp.	119,416

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.1% (Continued)	Value
Taiwan: 14.2%
11,000	Asustek Computer Inc.	$122,681
12,000	Catcher Technology Co., Ltd.	111,930
23,000	Novatek Microelectronics Corp.	113,236
5,000	St Shine Optical Co., Ltd.	123,585
28,000	Taiwan Semiconductor Manufacturing Co., Ltd.	118,628
		590,060
Thailand: 11.2%
58,900	Delta Electronics Thailand PCL/Foreign	113,426
196,800	LPN Development PCL/Foreign	123,095
11,800	PTT PCL/Foreign	115,618
339,900	TTW PCL/Foreign	113,108
		465,247
United States: 2.7%
1,400	QUALCOMM Inc.	110,880
	Total Common Stocks (cost $3,536,963)	4,163,225
	Total Investments in Securities (cost $3,536,963): 100.1%	4,163,225
	Liabilities in Excess of Other Assets: 0.1%	(6,052)
	Net Assets: 100.0%	$4,157,173

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended June 30, 2014

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	10 Years
Fund	-1.98%	16.80%	-3.29%	6.59%	9.67%
Benchmark Index:
Hang Seng Composite Index	-0.05%	15.08%	3.46%	7.43%	10.83%
Hang Seng Index	1.99%	15.41%	5.02%	8.32%	10.28%
S&P 500 Index	7.12%	24.57%	16.54%	18.80%	7.77%

The Fund's expense ratio is 1.54% per the Summary Prospectus dated May 1, 2014. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2015. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

At the end of the first half of the year, ending June 30, 2014, the Fund was down 1.98% compared to the Hang Seng Composite Index which was down 0.05%. In the first quarter Chinese stocks were weak as economic growth momentum appeared to slow but in the second quarter the performance of the market and of the Fund turned significantly more positive on economic data and policy moves.

Economic growth has stabilized this year. Fixed asset investment growth has slowed but is still growing at over 17% year on year while vehicle sales grew 11.8% and industrial production grew 8.8%. Exports have been supported by a recovery in European demand which has seen growth of 12% in the first six months of this year. Overall Purchasing Managers' Index figures have expanded each month since February. Money supply growth (as measured by M2) has slowed from last year but growth has been maintained around target at 13%. Credit growth in the system grew 3.9% in the first half of 2014 compared to the same period last year. This consisted of growth in ordinary bank lending of 9.8% and a 3.4% contraction in shadow bank lending, led most notably by a 62% drop in trust loans.

Further examination of credit conditions shows that following tight conditions in the first quarter and a 14% contraction in total system finance the central bank has responded to slowing growth momentum with easier money conditions. In the second quarter overall financing grew 28% year on year and shadow banking activity expanded by 40%. But, and it is an important 'but', the central bank has not taken its eye off the worrying elements of shadow banking. Trust loans contracted 65% in the first quarter and 58% in the second quarter. Shadow banking growth in fact came from renewed corporate bond issuance which the government is encouraging to promote market pricing of credit and greater transparency.

It is most important for current and potential investors into China to look carefully at the way the government goes about the business of economic reform and management. We have seen little in the way of big 'blockbuster' initiatives but rather a steady stream of smaller targeted moves that have been proving effective. The pressure remains on banks to bring lending back onto the balance sheet; growth in bank lending funded by interbank borrowing remains firmly under the control of the central bank. State-owned enterprise reform and restructuring has picked up with more detail provided following a recent state council meeting. Petrochina, Datang Power and Anhui Jianghuai Automobile are the three most recent examples.

CHINA & HONG KONG FUND

2.  Portfolio Position

There have been some changes to the portfolio's asset allocation with increases in bank and consumer discretionary exposure and cuts to industrial and real estate. China Merchants and China Minsheng banks were added to the portfolio on the grounds that valuations more than reflected the risks of a credit crisis in China, since when the risks have reduced, in our opinion. Amongst the consumer stocks we added Dongfeng Motor, Li & Fung (a sourcing agent for international business seeking to manufacture goods in Asia) and Nagacorp, a gaming company. We cut our positions on Dongfang Electrical Machinery, Jiangxi Copper and Kingboard Chemical, which is now diversifying into real estate. Our cut in real estate exposure does not mark an exit but a reduction to Soho China which is in the midst of changing its business model from developer to landlord.

3.  Outlook

The valuations of Chinese stocks traded domestically and internationally are still at depressed levels, the result of multiple compression rather than falling earnings. The reasons have been well-documented but can be attributed to investor concern about a structural growth slow-down and the implications for China debt-laden corporations and local authorities. The main question is whether policymakers and the central bank are willing and able first to slow and then to reduce overall debt exposure without triggering financial crisis and a collapse in growth.

The steady stream of initiatives and the success of the response in terms of reduced exposure to trust lending and interbank funded business, for example, is very encouraging. Reforms to the state-owned enterprise sector have been proposed and are now being implemented. Clearly, investors need to take account of China's institutional fragilities alongside its economic size. There is still the caution that is the hallmark of policy making in China but the steady and relentless stream of structural and institutional reforms combined with targeted short term management looks a lot like prudence. The government is clearly more determined to deliver change rather than issue sweeping statements of intent, and this should bode well for China investors.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market capitalization-weighted index that is comprised of the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Hang Seng Index is a barometer of the Hong Kong Stock Market, whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment, and do not incur expenses.

Purchasing Managers Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

M2 is a measure of money supply that includes cash and checking deposits as well as savings deposits, money market mutual funds and other time deposits, which are less liquid and not as suitable as exchange mediums but can be quickly converted into cash or checking deposits.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2014
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	34
Portfolio Turnover:	13.6%
% of Stocks in Top 10:	45.0%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Tencent Holdings Ltd.	6.6%	Beijing Enterprises Holdings Ltd.	4.0%
Lenovo Group Ltd.	5.6%	AAC Technologies Holdings Inc.	3.9%
NetEase Inc. - ADR	5.2%	China Construction Bank Corp. - H Shares	3.8%
CNOOC Ltd.	4.6%	PetroChina Co., Ltd. - H Shares	3.6%
Kunlun Energy Co., Ltd.	4.1%	Industrial & Commercial Bank of China Ltd. - H Shares	3.6%
Sector Breakdown (% of net assets)
Commercial Banks	18.4%	Auto/Truck Parts & Equipment	3.1%
Oil Company - Exploration & Production	8.8%	Retail - Automobile	2.8%
Internet Application Software	6.6%	Real Estate Operations/Development	2.7%
Computers	5.6%	Airlines	2.3%
Auto-Cars/Light Trucks	5.3%	Distribution/Wholesale	2.3%
Internet Content - Entertainment	5.2%	Exchange Traded Funds	2.3%
Casino Hotels	5.1%	Web Portals/ISP	2.2%
Building Products	4.8%	Coal	2.1%
Gas - Distribution	4.0%	Cellular Telecommunications	1.9%
Electronic Component - Miscellaneous	3.9%	Public Thoroughfares	1.5%
Oil Company - Integrated	3.6%	Shipbuilding	1.3%
Telecommunication Equipment	3.4%	Machinery - General Industries	0.7%

SCHEDULE OF INVESTMENTS
at June 30, 2014 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.9%	Value
Airlines: 2.3%
1,187,000	Cathay Pacific Airways Ltd.	$2,217,661
Auto/Truck Parts & Equipment: 3.1%
750,120	Weichai Power Co., Ltd. - H Shares	2,898,701
Auto – Cars/Light Trucks: 5.3%
1,600,000	Dongfeng Motor Group Co., Ltd. - H Shares	2,865,401
5,975,000	Geely Automobile Holdings Ltd.	2,104,633
		4,970,034
Building Products: 4.8%
733,000	Anhui Conch Cement Co., Ltd. - H Shares	2,515,715
3,793,000	China Lesso Group Holdings Ltd.	2,030,986
		4,546,701
Casino Hotels: 5.1%
397,000	Galaxy Entertainment Group Ltd.	3,175,836
1,862,000	NagaCorp. Ltd.	1,640,878
		4,816,714
Cellular Telecommunications: 1.9%
181,500	China Mobile Ltd.	1,761,045
Coal: 2.1%
689,000	China Shenhua Energy Co Ltd. - H Shares	1,991,329
Commercial Banks: 18.4%
1,001,000	BOC Hong Kong Holdings Ltd.	2,899,521
4,763,670	China Construction Bank Corp. - H Shares	3,601,763
1,379,000	China Merchants Bank Co., Ltd. - H Shares	2,718,714
2,988,000	China Minsheng Banking Corp. Ltd.	2,706,410
117,681	Dah Sing Financial Holdings Ltd.	622,538
138,772	HSBC Holdings PLC	1,407,344
5,386,330	Industrial & Commercial Bank of China Ltd. - H Shares	3,405,375
		17,361,665
Computers: 5.6%
3,883,000	Lenovo Group Ltd.	5,300,648
Distribution/Wholesale: 2.3%
1,496,000	Li & Fung Ltd.	2,215,896
Electronic Component – Miscellaneous: 3.9%
565,000	AAC Technologies Holdings Inc.	3,677,778
Exchange Traded Funds (ETFs): 2.3%
3,443,900	db x-trackers CSI300 INDEX ETF	2,195,095
Gas – Distribution: 4.0%
397,000	Beijing Enterprises Holdings Ltd.	3,757,219

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% (Continued)	Value
Internet Application Software: 6.6%
410,500	Tencent Holdings Ltd.	$6,260,464
Internet Content – Entertainment: 5.2%
61,975	NetEase Inc. - ADR	4,856,361
Machinery – General Industries: 0.7%
2,430,000	Chen Hsong Holdings	702,312
Oil Company – Integrated: 3.6%
2,720,000	PetroChina Co., Ltd. - H Shares	3,435,797
Oil Company – Exploration & Production: 8.8%
2,431,000	CNOOC Ltd.	4,366,164
2,362,000	Kunlun Energy Co., Ltd.	3,894,813
		8,260,977
Public Thoroughfares: 1.5%
2,610,000	Shenzhen Expressway Co., Ltd. - H Shares	1,387,438
Real Estate Operations/Development: 2.7%
3,168,500	Soho China Ltd.	2,497,876
Retail – Automobile: 2.8%
3,100,000	Baoxin Auto Group Ltd.	2,615,865
Shipbuilding: 1.3%
1,396,000	Yangzijiang Shipbuilding Holdings Ltd.	1,209,143
Telecommunication Equipment: 3.4%
237,800	VTech Holdings Ltd.	3,160,276
Web Portals/ISP: 2.2%
35,250	Sohu.com Inc.*	2,033,572
	Total Common Stocks (costs $68,898,357)	94,130,567
	Total Investments in Securities (costs $68,898,357): 99.9%	94,130,567
	Other Assets less Liabilities: 0.1%	138,210
	Net Assets: 100.0%	$94,268,777

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended June 30, 2014

1. Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	10 Years
Fund	20.22%	46.08%	7.33%	14.36%	14.79%
Benchmark Index:
MSCI World Energy Index	14.29%	31.52%	8.97%	13.48%	11.45%
S&P 500 Index	7.12%	24.57%	16.54%	18.80%	7.77%

The Fund's expense ratio is 1.35% per the Summary Prospectus dated May 1, 2014. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2015. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and in the absence of these limitations, total returns would have been lower.

The Global Energy Fund in the first six months ending June 30, 2014 produced a total return of 20.22%. This compares to the price return of the MSCI World Energy Index of 14.29%, an outperformance of 5.93%. The Fund was also ahead of the broad US market which was up over the period, as exemplified by the S&P 500 Index's total return of 7.12%.

2. Activity

We made a handful of changes to the portfolio in the first half of 2014.

In February we sold our position in Conocophillips and switched into Enquest. We had held Conocophillips' stock since the launch of the Fund in 2004, over which period it had outperformed the Fund by around 3% per annum, prompting us to take profits. The purchase of Enquest represents a switch into North Sea exploration and production. We were attracted by Enquest's stage of development and expect the company should be able to grow its North Sea reserves and production significantly over the next few years, all of which comes at a reasonable valuation.

In March and April we sold our position in Penn Virginia and switched into Bankers Petroleum. Penn Virginia had been one of the strongest performers in the portfolio over the previous year while Bankers Petroleum offered an attractive opportunity to gain exposure to cheap, Organisation for Economic Co-operation and Development (OECD) and Brent oil price-related production and reserves. Bankers Petroleum holds the licence to develop the Patos Marinza heavy oil field in Albania, the largest onshore oil field in Europe. We believe that the company has developed a very efficient and effective way of developing the field in a 'manufacturing process' that can deliver strong profitable growth for a number for years.

In May, we sold our position in Patterson UTI, the U.S. based land drilling contractor, and switched into John Wood Group, the UK listed oil and gas engineering company. The purchase represents a further switch away from North American land based unconventional exposure towards more global themes. On our estimates, John Wood Group trades at a reasonable discount to its long run average valuation multiples and offers potential for strong free cash flow generation.

GLOBAL ENERGY FUND

3. Portfolio Position

The Fund at June 30 2014 was on an average price to earnings ratio (P/E) versus the S&P 500 Index at 1,960 as set out in the table. (Based on S&P 500 'operating' earnings per share estimates of $56.9 for 2009, $83.8 for 2010, $96.4 for 2011, $103.4 for 2012, $109.2 for 2013 and $118.0 for 2014). This is shown in the following table:

	2009		2010		2011		2012		2013		2014
Fund P/E	19.3		12.4		12.6		13.3		13.9		12.5
S&P 500 P/E	34.5		23.4		20.3		20.2		18.3		16.6
Premium (+)/Discount (-)	-44%		-47%		-38%		-34%		-24%		-25%
Average oil price (WTI$)	$61.9/	bbl	$79.5/	bbl	$95/	bbl	$94/	bbl	$98/	bbl	$100/	bbl

Source: Standard and Poor's; Guinness Atkinson Asset Management

Among the better performers over the first six months of 2014 were our US onshore services companies, US Exploration & Production (E&P) companies and European integrated oil and gas companies. In the services sector, Halliburton (+40.6%), Patterson UTI (+38.9%) and Unit Corporation (+33.3%) benefited from rising onshore US oil & gas activity. The US oil and natural gas levered names, in particular Penn Virginia (+79.7%), Newfield Exploration (+18.9%) and Carrizo (+54.7%) enjoyed a combination of strong production and a rising West Texas Intermediate (WTI) price. Meanwhile the European integrated oil and gas companies, including Statoil (+31.9%) and Total (+20.6%) enjoyed a turn in sentiment as they started the shift from 'volume to value' in their operations. Other notable positive performers were Shawcor (+40.0%), which has enjoyed an expansion of its international project backlog, and Canadian Natural Resources (+37.4%), a beneficiary of improved Canadian heavy oil pricing.

As a group, emerging market and US super-major oil and gas companies performed the weakest. Sentiment towards Gazprom (+1.9%) was coloured by the Russia/Ukraine political crisis, whilst Exxon (+0.9%) and Chevron (+6.4%) were held back by a slight deterioration in the outlook for US refining. This also impacted our one pureplay US refining position, Valero (+0.4%). Among the E&Ps, Ophir Energy (-30.6%) reported a number of exploration failures.

The relative strength of the energy sector as a whole in the first half of 2014 versus the broad markets can be linked to strength in oil prices, particularly in the US. The West Texas Intermediate (WTI) (US) oil price started the year at $98 and rose steadily throughout most of the period to end June up 7% at $105. The Brent (international oil price) rose by a smaller degree, up from $111 to $112 over the period, but importantly for oil levered equities, longer term expectations for the Brent price improved strongly, with the five year forward price rising by 12% to $98. The rise in longer term oil pricing over the first six months of 2014 coincided with a general tightening of oil market fundamentals, with demand proving stronger than expected, particularly in the US, and supply being hampered by a slew of Organization of the Petroleum Exporting Countries (OPEC) problems: Libya, Iraq and Nigeria included.

The US natural gas price was largely unchanged, moving just 1% from $4.46 at the start of the year to $4.43 by June 30. The price did, however, spike strongly in January and February as the coldest US winter in recent history created a sharp uptick in gas heating demand. By contrast a warm winter across Europe dampened European gas prices.

GLOBAL ENERGY FUND

The sector and geographic weightings of the portfolio at June 30, 2014 and December 31, 2013 were as follows:

Sector Breakdown	6/30/14	12/31/13
Integrated Oil & Gas	38.3	39.5
Oil & Gas Exploration & Production	34.8	36.9
Oil & Gas Drilling	3.2	6.8
Oil & Gas Equipment & Services	13.5	9.0
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	2.9	3.4
Construction & Engineering	1.0	0.9
Solar	3.3	2.8
Cash	3.0	0.7
TOTAL	100.0	100.0
Geographic Breakdown	6/30/14	12/31/13
US	49.4	56.8
Canada	11.9	9.9
UK	13.3	9.3
Latin America, Hong Kong & Russia	6.6	6.3
Europe	15.6	17.0
Australia	0.2	0.0
Cash	3.0	0.7
TOTAL	100.0	100.0

4. Market Background & Outlook

As we look forward to the second half of 2014, we continue to think the most likely scenario is an average price of Brent and WTI in the trading range of $90-110. Once the floor of this range looks threatened, OPEC will likely start to reduce supply and any significant price weakness below $100 (Brent) should be prevented by OPEC cuts. Should the oil price rise much over $125 and we think demand will start to weaken, putting a ceiling on the price for the time being (absent a supply shock).

This year, non-OPEC supply is expected to grow better than at any point over the last three years, but is being countered by supply disruption across North and West Africa (Libya, Nigeria & Algeria) and the Middle East (Syria, Yemen and foremost, Iran). Factor in respectable demand growth and the market looks balanced, though we should recognise that we are only one ill-judged military move away from another oil spike.

At the heart of it all, we believe that Saudi are working hard to try and maintain a 'good' oil price (Brent at $100-110). So far, they are succeeding.

The US natural gas price at around $4.50 is trading at a level which is more than double the lows of 2012 but still well below the $6+ range experienced for much of the 2004-2008 period. We believe the gas price may then be held around the $4-5 range for a period until demand grows further, and longer term we expect the price to normalize to $6-8. We continue to point to the level of divergence from the long run oil per barrel /gas per cubic feet (Mcf) ratio – which used to be in the 6 – 10x range and is now over 20x, as well as to gas. Extreme ratios rarely last.

Energy equities over the first six months of 2014 outperformed the broad markets, following a near three year period of underperformance since early 2011. We think the turnaround reflects a growing realization that the oil market may remain in tighter supply and demand balance over the next few years than many were anticipating.

GLOBAL ENERGY FUND

If we started the year with a belief that energy equity valuations reflected an expectation that international oil prices return in the longer term to around $80, we sit today thinking that energy equity valuations now reflect a long term oil price of $85-90: an increase of 5-10%, but still well below the spot oil price at over $100. On traditional valuation metrics of P/E ratio, price to discounted cash flow (e.g. the SEC's PV-10 calculation) or Enterprise Value to proven reserves, many energy companies remain cheap, in our view. The 2014 P/E ratio of our Fund at June 30 is 12.5x versus 16.6x for the S&P 500 Index. We expect the dislocation between energy equities and the broad market to continue to correct when the current oil price and long-run market expectations come together. $100 oil is around where that could happen.

Energy equities remain one of the better inflation hedges, in our opinion. If we see dollar inflation of 30/50% over the next decade we would be surprised if oil and gas prices do not rise over that time frame.

Overall, the Fund continues to seek to be well placed to benefit from the oil and gas price environment described above and to enable investors to benefit from the developing picture in energy markets described above.

Tim Guinness

Will Riley	Jonathan Waghorn	7	July 2014

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged and not available for investment, and do not incur expenses.

Price to earnings (P/E) ratio (PER) reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company's trailing 12 months' earnings per share.

Price to discounted cash flow (DCF) is a valuation method used to estimate the attractiveness of an investment opportunity and calculated by dividing current price of the stock by DCF, which is an analysis that uses future free cash flow projections and discounts them (most often using the weighted average cost of capital) to arrive at a present value.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Enterprise value is defined as the market capitalization of a company plus debt minus total cash and cash equivalents.

SEC's PV-10 calculation is the estimated future gross revenue to be generated from the production of net proved reserves, net of estimated production and future development and abandonment costs, using prices and costs in effect at the determination date, without giving effect to non-property related expenses such as general and administrative expenses, debt service, accretion, and future income tax expense or to depreciation, depletion, and amortization, discounted using monthly end-of-period discounting at a nominal discount rate of 10% per annum.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

GLOBAL ENERGY FUND

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2014
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	45
Portfolio Turnover:	11.1%
% of Stocks in Top 10:	33.8%
Fund Managers:
Timothy W. N. Guinness
Will Riley
Jonathan Waghorn
Top 10 Holdings (% of net assets)		Sector Breakdown (% of net assets)
Newfield Exploration Co.	3.5%	Oil & Gas - Integrated	38.3%
Canadian Natural Resources Ltd.	3.4%	Oil & Gas - Exploration & Production	37.8%
Halliburton Co.	3.4%	Oil & Gas - Field Services	14.4%
Helix Energy Solutions Group Inc.	3.4%	Energy - Alternate Sources	3.2%
Gazprom OAO - ADR	3.4%	Oil Refining & Marketing	2.9%
Hess Corp.	3.4%	Oil & Gas - Drilling	0.2%
ShawCor Ltd. DL	3.4%	Machinery - General Industries	0.1%
Apache Corp	3.3%
Noble Energy Inc.	3.3%
Devon Energy Corp.	3.3%

SCHEDULE OF INVESTMENTS
at June 30, 2014 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 96.9%	Value
Energy – Alternate Sources: 3.2%
153,820	JA Solar Holdings Co. Ltd. - ADR*	$1,670,485
137,300	Trina Solar Ltd. - ADR*	1,761,559
		3,432,044
Machinery – General Industries: 0.1%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares	83,093
Oil & Gas – Drilling: 0.2%
3,124,988	Cluff Natural Resources PLC*	227,293
Oil & Gas – Exploration & Production: 37.8%
34,909	Apache Corp.	3,512,544
254,500	Bankers Petroleum Ltd.*	1,626,625
37,800	Bill Barrett Corp*	1,012,284
78,700	Canadian Natural Resources Ltd.	3,616,195
27,470	Carrizo Oil & Gas Inc.*	1,902,572
112,600	Chesapeake Energy Corp.	3,499,608
44,100	Devon Energy Corp.	3,501,540
169,950	Dragon Oil PLC	1,784,370
679,900	EnQuest PLC*	1,642,968
575,230	JKX Oil & Gas PLC*	568,516
83,686	Newfield Exploration Co.*	3,698,921
45,270	Noble Energy Inc.	3,506,614
46,199	Ophir Energy PLC*	174,179
32,700	QEP Resources Inc.	1,128,150
1,170,000	Sino Gas & Energy Holdings Ltd.*	176,521
231,100	SOCO International PLC	1,631,843
35,300	Stone Energy Corp.*	1,651,687
25,000	Triangle Petroleum Corp.*	293,750
119,408	Trinity Exploration & Production PLC*	202,310
39,400	Ultra Petroleum Corp.*	1,169,786
48,597	Unit Corp.*	3,344,932
254,740	WesternZagros Resources Ltd.*	284,092
		39,930,007
Oil & Gas – Field Services: 14.4%
50,900	Halliburton Co.	3,614,409
136,480	Helix Energy Solutions Group, Inc.*	3,590,789
249,000	John Wood Group PLC	3,436,790
64,900	Kentz Corp Ltd.	1,028,502
63,700	ShawCor Ltd. DL	3,542,438
		15,212,928

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.9% (Continued)	Value
Oil & Gas – Integrated: 38.3%
375,100	BP PLC	$3,305,363
26,800	Chevron Corp.	3,498,740
122,900	ENI SpA	3,362,374
31,600	Exxon Mobil Corp.	3,181,488
411,500	Gazprom OAO - ADR	3,586,222
35,943	Hess Corp.	3,554,403
75,438	OMV AG	3,408,810
2,615,000	PetroChina Co., Ltd. - H Shares	3,303,165
80,120	Royal Dutch Shell PLC - Class A	3,317,580
102,950	Statoil ASA	3,162,089
81,176	Suncor Energy, Inc.	3,461,420
45,400	Total SA	3,281,134
		40,422,788
Oil Refining & Marketing: 2.9%
60,099	Valero Energy, Corp.	3,010,960
	Total Common Stocks (cost $79,973,286): 96.9%	102,319,113
	WARRANTS: 0.0%
829,161	Cluff Natural Resources, Expiration 5/22/15, Excerise price £0.10*†^	—
	Total Warrants (cost $0)
	Total Investments in Securities (cost $79,973,286): 96.9%	102,319,113
	Other Assets less Liabilities: 3.1%	3,276,450
	Net Assets: 100.0%	$105,595,563

* Non-income producing security.

† Illiquid. Illiquid securities represent 0.0% of net assets.

^ Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended June 30, 2014

1. Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	5 Years	10 Years
Fund	10.38%	37.01%	20.46%	21.33%	11.18%
Benchmark Index:
MSCI World Index	6.57%	24.86%	12.57%	15.74%	7.99%
S&P 500 Index	7.12%	24.57%	16.54%	18.80%	7.77%
NASDAQ Composite Index	6.20%	31.24%	18.29%	20.60%	9.22%

The Fund's expense ratio is 1.47% per the Summary Prospectus dated May 1, 2014. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.55% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2015. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Global Innovators Fund in the first six months of 2014 produced a return of 10.38%. The Fund outperformed the MSCI World Index by 3.81%; the Fund outperformed the S&P 500 Index by 3.26%; and the Fund outperformed the NASDAQ Index by 4.18% over the period.

The year started poorly with equity markets very volatile over the first quarter. In the second quarter the market rallied meaning year-to-date the strong performance seen since mid-2012 continued. In the first quarter ending March 30, 2014 the Fund was up 2.74%, versus the S&P 500 Index up 1.81% and the NASDAQ up 0.84%. In the second quarter ending June 30, 2014 the Fund was up 7.43%, versus the S&P 500 Index up 5.23% and the NASDAQ up 5.32%.

2. Activity

In the first half of the year we made three changes to the portfolio. We sold our holding in CenturyLink and bought new positions in Li & Fung and Cisco.

We acquired our holding in CenturyLink via its acquisition of Qwest (our original holding in the Fund) in mid-2010. Performance of the merged company was disappointing following the finalisation of the deal, with the combined company underperforming the broad market quite meaningfully. This underperformance reversed, however, at the start of 2014 with the company ahead of the S&P 500 by greater than 10% at the start of June. It was at this point we decided to sell the holding as we felt there was little upside left in the share price. In its place we bought a new holding in Cisco, the communications and networking company. We felt Cisco was being unfairly priced by the market based on an expectation of low IT spending generally, and an expectation that the company's ability to maintain market share and profitability would erode in the future. On both counts we felt comfortable that market expectations had gone too far and as such provided a compelling entry point for purchase of the company's shares.

The other purchase made in the first half was Li & Fung, a Hong Kong-listed global outsourcing company. The company's share price fell at the start of the year alongside many other Chinese and emerging market companies due to general fears surrounding growth prospects in the region and weak currencies relative to the US dollar. At the start of March, when we purchased the stock, the company was trading on valuations at the low end of where it had traded historically, which reflected these market worries. What was interesting to us, however, was that despite the company being listed in Asia, only 12% of its revenues came from within

GLOBAL INNOVATORS FUND

the region – the other 88% of its revenues coming from outside Asia, mainly in the US and Europe. This potentially overlooked fact, in combination with an attractive valuation and the company's long history of high return on capital, suggested it was a good entry point for an investment in the Fund.

3. Portfolio Position

The Fund at the end of the semi-annual period, June 30, 2014 was trading on 18.4X 2014 earnings, and 15.9X 2015 earnings; a premium to both the MSCI World Index and S&P 500, but a significant discount to the NASDAQ.

Our largest allocation is to the IT sector with a weighting of 44.1%. The changes made to the portfolio over the period reduced the exposure to the telecoms sector from approximately 6% of the total portfolio to zero, and increased our exposure to information technology by an equivalent amount. We continue to own no consumer staples, materials, or utilities.

Sector Allocation at 06/30/14
Consumer Discretionary	14.0%
Consumer Staples	0.0%
Energy	3.4%
Financials	13.2%
Health Care	7.7%
Industrials	16.6%
Information Technology	44.1%
Materials	0.0%
Telecommunication Services	0.0%
Utilities	0.0%
Cash	1.0%
100.00%

4. Outlook

At the end of 2013 we wrote regarding our outlook for 2014:

"Markets appear to be poised at an interesting juncture; the worries regarding the European financial crisis which were front and centre in 2012 have abated somewhat, and the economic recovery in the US has continued to improve. The rate of growth in emerging markets, and China in particular, has become of more concern. If liquidity is drawn out of these emerging economies will this stall demand for developed market products? We try not to try and predict short term outcomes for the market as this often clouds ones view of the long term and timing markets is an almost impossible task."

The first quarter of 2014 certainly saw worries in emerging economies – driven mainly by a removal of liquidity, as the US Federal Reserve hinted an increase in interest rates might come earlier than the market had foreseen. In March we also saw a marked turnaround in investor sentiment toward previously in-vogue sectors such as fast-growing information technology and biotech. Both these trends then reversed course in the later part of the second quarter as investors appeared to get more comfortable with the general economic outlook and started once again to focus on growth prospects in the years to come. Market volatility, which is often perceived as an indicator of broad investor sentiment as to the fragility of the market, remained surprisingly low throughout the period – perhaps giving an indication of the willingness of market participants to shrug off any poor economic data. Or, worse, an indication that market participants have become complacent over the last few years of steadily rising markets.

We tend not to spend too much time trying to predict the direction the market will take, or indeed how others might react to changing circumstance. Instead we like to spend our time looking at the valuations and prospects for the companies we own, and those that we may wish to purchase in the future. By focussing on valuations it enables us to avoid chasing companies for which the market has priced in potentially over optimistic prospects, and helps us to identify companies that are overlooked and have been incorrectly priced.

GLOBAL INNOVATORS FUND

We continue to try and focus on those companies that have the ability to generate decent returns on capital throughout a business cycle – quality, innovative companies that can provide robust cash flows. In particular we like companies that have shown the ability to consistently earn high levels of return on capital over a prolonged period and we remain on the lookout for companies whose valuations do not reflect the true worth of their future cash flows. We also continue to remain on the lookout for earlier stage companies that can grow revenues and market share in the medium term through innovative business practices and new products. Often times these particular businesses can be priced too richly by the market as over optimistic scenarios begin to be embedded in the company's prospects. When looking at these companies we are even more focussed on valuations and are therefore more opportunistic when making new purchases for the fund. As markets have continued their steady rise over the last few years this task has surely become more difficult, but not impossible. We fully expect to continue to find companies that are mispriced by the market.

Matthew Page  Ian Mortimer  July 2014

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and not available for investment, and do not incur expenses.

Return on Capital (ROC) is a ratio measuring the profitability of a firm expressed as a percentage of funds acquired from investors and lenders.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2014
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	29
Portfolio Turnover:	9.6%
% of Stocks in Top 10:	35.1%
Fund Managers:
Matthew Page
Ian Mortimer
Top 10 Holdings (% of net assets)
Shire PLC	4.1%	Li & Fung Ltd.	3.4%
UBISOFT Entertainment	3.5%	BP PLC - ADR	3.4%
PTC Inc.	3.5%	Applied Materials Inc.	3.4%
Ultra Electronics Holdings PLC	3.5%	Cisco Systems Inc.	3.4%
State Street Corp.	3.5%	QUALCOMM Inc.	3.4%
Sector Breakdown (% of net assets)
Electronic Components - Semiconductor	10.2%	Computers	3.4%
Semiconductor	10.2%	Diversified Manufacturing Operations	3.4%
Applications Software	6.9%	E-Commerce/Products	3.4%
Electronics - Military	6.9%	Enterprise Software/Services	3.4%
Medical - Biomedical	6.8%	Finance - Investment Banker/Broker	3.4%
Pharmaceuticals	4.1%	Finance - Other Services	3.4%
Distribution/Wholesale	3.5%	Machinery	3.4%
Entertainment Software	3.5%	Oil - Integrated	3.4%
Fiduciary Banks	3.5%	Power Conversion/Supply Equipment	3.4%
Cable/Satellite TV	3.4%	Publishing - Newspapers	3.4%
Commercial Banks	3.4%	Commerical Services	3.3%

SCHEDULE OF INVESTMENTS
at June 30, 2014 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.7%	Value
Application Software: 6.9%
43,340	Check Point Software Technologies Ltd.*	$2,905,080
75,590	PTC Inc.*	2,932,892
		5,837,972
Cable/Satellite TV: 3.4%
52,930	Comcast Corp. - Class A	2,841,282
Commercial Banks: 3.4%
35,050	Capital One Financial Corp.	2,895,130
Commercial Services: 3.3%
83,980	H&R Block, Inc.	2,815,010
Computers: 3.4%
2,124,000	Lenovo Group Ltd.	2,899,453
Distribution/Wholesale: 3.5%
1,972,000	Li & Fung Ltd.	2,920,954
Diversified Manufacturing Operations: 3.4%
36,770	Danaher Corp.	2,894,902
E-Commerce/Products: 3.4%
56,770	eBay, Inc.*	2,841,906
Electronic Components – Semiconductor: 10.2%
90,480	Intel Corp.	2,795,832
156,935	NVIDIA Corp.	2,909,575
4,500	Samsung Electronics Co., Ltd.	2,907,000
		8,612,407
Electronics – Military: 6.9%
23,960	L-3 Communications Holdings Inc.	2,893,170
91,640	Ultra Electronics Holdings PLC	2,924,915
		5,818,085
Enterprise Software/Services: 3.4%
71,600	Oracle Corp.	2,901,948
Entertainment Software: 3.5%
160,560	UBISOFT Entertainment*	2,957,048
Fiduciary Banks: 3.5%
43,454	State Street Corp.	2,922,716
Finance – Investment Bank/Broker: 3.4%
92,540	TD Ameritrade Holding Corp.	2,901,129
Finance – Other Services: 3.4%
15,360	IntercontinentalExchange, Inc.	2,901,504

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.7% (Continued)	Value
Machinery: 3.4%
19,800	Roper Industries, Inc.	$2,890,998
Medical – Biomedical: 6.8%
117,385	Cisco Systems Inc.	2,917,017
33,860	Gilead Sciences, Inc.*	2,807,333
		5,724,350
Oil - Integrated: 3.4%
55,300	BP PLC - ADR	2,917,075
Pharmaceuticals: 4.1%
44,220	Shire PLC	3,458,471
Power Conversion/Supply Equipment: 3.4%
30,810	Schneider Electric	2,900,435
Publishing – Newspapers: 3.4%
92,240	Gannett Co, Inc.	2,888,034
Semiconductor: 10.2%
129,360	Applied Materials Inc.	2,917,068
36,760	QUALCOMM Inc.	2,911,392
132,839	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	2,841,426
		8,669,886
	Total Common Stocks (cost $68,525,626)	84,410,695
	Total Investments in Securities (cost $68,525,626) - 99.7%	84,410,695
	Other Assets less Liabilities - 0.3%	264,677
	Net Assets: 100.0%	$84,675,372

* Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

INFLATION MANAGED DIVIDEND FUNDTM for the period ended June 30, 2014

1. Performance

AVERAGE ANNUALIZED TOTAL RETURN

	6 Months (Actual)	1 Year (Actual)	Since Inception (March 30, 2012)
Fund	7.91%	23.84%	18.66%
Benchmark Index:
MSCI World Index	6.57%	24.86%	16.83%

The Fund's gross expense ratio is 5.47% and net expense ratio is 0.68% per the Summary Prospectus dated May 1, 2014. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.68% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least March 31, 2016. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

Over the period (December 31, 2013 to June 30, 2014) the Fund was up 7.91%, versus the MSCI World Index which was up 6.57%. The Fund therefore outperformed the Index by 1.34% over the first half of 2014.

2. Activity

During the first quarter we made four changes to the portfolio. We sold our holdings in Vodafone and Verizon following the latter's acquisition of the stake of Verizon Wireless it did not already own. We also sold our position in Northrop Grumman, the US defense contractor, as the price performance had been so strong over the last year. Finally, we purchased a new position in Li & Fung, a Hong Kong-listed global outsourcing company.

In the second quarter we only made one change to the portfolio; we sold our position in Reynolds American, the tobacco company, and bought a new position in Cisco, the information technology company. Reynolds American had performed well since we purchased it at the launch of the Fund, trading in line with the Fund itself. As merger speculation with its peer Lorillard surfaced again in February we saw the company rerate quickly and performance jump an additional 30% in short order. As such we decided to bank a profit and use the proceeds to invest in Cisco.

3. Portfolio Position

PERS at 6/30/14	2012	2013	2014e	2015e
Fund	15.7	19.2	15.9	14.2
MSCI World Index	15.7	19.1	16.1	14.4
Fund premium/(discount)	0.3%	0.6%	-1.1%	-1.2%

The portfolio at June 30, by our calculations, had a P/E Ratio (PER) of 15.9X (2014) versus the MSCI World Index at 16.1X (2014), a small discount of just over 1%.

The table below shows the sector allocation of the Fund at the end of the period. The largest weighting is to the industrials sector at 17.4%. We have been steadily reducing our exposure to the consumer staples sector over the last 18 months and the weighting

INFLATION MANAGED DIVIDEND FUND

of 16.7% to this sector is down from a maximum of approximately 30%. The Fund currently has no exposure to materials or utilities.

Sector Allocation at 06/30/14
Consumer Discretionary	9.0%
Consumer Staples	16.7%
Energy	11.3%
Financials	17.1%
Health Care	14.1%
Industrials	17.4%
Information Technology	5.8%
Materials	0.0%
Telecommunication Services	5.3%
Utilities	0.0%
Cash	3.3%
100.0%

4. Dividend

The Fund paid a dividend of $0.11 per share for the quarter ended March 31, 2014 and $0.12 per share for the quarter ended June 30, 2014.

5. Outlook

The broad markets had a poor start to the year and the Fund suffered alongside. In January our investments in emerging market companies were sold down in the market turmoil in that region and we also had some stock-specific profit warnings – with Mattel in particular which sold off 20%. In February we recovered some of that lost ground as markets rebounded.

March, however, marked a bit of a turning point for the Fund as value strategies (which we would fully classify ourselves as) started to outperform growth strategies post the Janet Yellen announcement of low interest rates for longer. At the time we saw a diverging performance of the MSCI World Growth Index versus the MSCI World Value index which coincided with the Federal Reserve announcement.

In April and May the Fund continued its better performance. But where did this better performance come from? In terms of our Fund positioning, our sector allocations have not been a significant driving force. The best performing sector year-to-date has been utilities (and by a long way) which is a sector we have a zero weighting to. The largest sectors in the Fund today are consumer staples and industrials (at approximately 20% each) which have been slightly above average, and a bit below average, respectively.

It appears that a lot of the good performance has been stock specific, and in some of those positions that have been underperformers over a longer time frame. For example Imperial Tobacco which is up over 20% year-to-date but had been a relative underperformer over the medium term.

In particular positive stock selection has been very prominent in consumer staples, healthcare, and industrials. Our holding in Unilever recovered after falling alongside other emerging market-exposed companies and Reynolds American, the tobacco company, continued its strong run for the year as merger speculation around Lorillard continued. In healthcare Merck and Teva performed particularly well. Of the industrials we own the US defense stocks continued to do well.

The main drag on performance has been the financial stocks we hold, all of which have underperformed the MSCI World's financial sector year-to-date. This may be bank-related at the sector-level, which can skew the performance potentially, but either way the absolute performance of those stocks is disappointing.

INFLATION MANAGED DIVIDEND FUND

This leaves us with some potentially more expensive stocks in the portfolio and we are therefore working hard to find better value opportunities. A task that gets a little bit harder as markets make ever higher peaks. We would expect us to make some changes to the portfolio over the coming months which reflect this thinking.

To finish, however, we would like to reiterate that we still see the Fund as offering good value relative to the broad market, as the Fund's PE ratio still trades at a discount relative. This is a metric we watch closely and one that we believe highlights that there are still some good value opportunities in well capitalised businesses that have long histories of above average returns on capital – despite the rise in markets over the last few years. We would argue that in today's world this type of approach of focussing on value, business quality, and dividends, with investments diversified across the globe remains a sensible way to invest in equities.

Matthew Page  Ian Mortimer  July 2014

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries. The MSCI World Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 developed markets countries. These indices are unmanaged, not available for investment, nor do they incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Return on Capital (ROC) is a ratio measuring the profitability of a firm expressed as a percentage of funds acquired from investors and lenders.

Diversification does not assure a profit nor protect against loss in a declining market.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2014
GUINNESS ATKINSON INFLATION MANAGED DIVIDEND FUNDTM

# of Holdings in Portfolio:	34
Portfolio Turnover:	8.2%
% of Stocks in Top 10:	29.5%
Fund Managers:
Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
H&R Block Inc.	3.2%	Li & Fung Ltd.	2.9%
Meggitt PLC	3.0%	L-3 Communications Holdings Inc.	2.9%
Eni SpA	3.0%	Teva Pharmaceutical Industries Ltd. - ADR	2.9%
Aberdeen Asset Management PLC	2.9%	CNOOC Ltd. - ADR	2.9%
BAE Systems PLC	2.9%	Deutsche Boerse AG	2.9%
Sector Breakdown (% of net assets)
Aerospace/Defense	8.7%	Applications Software	2.9%
Pharmaceuticals	8.3%	Power Conversion/Supply Equipment	2.9%
Oil Company - Integrated	8.3%	Networking Products	2.9%
Insurance Brokers	5.6%	Beverages - Non-alcoholic	2.8%
Food-Miscellanous/Diversified	5.5%	MRI/Medical Diagnostics Imaging	2.8%
Cellular Telecommunications	5.3%	Diversified Manufactured Operations	2.8%
Commercial Services	3.2%	Soap & Cleaning Products	2.8%
Investment Management/Advisory Services	2.9%	Toys	2.8%
Distribution/Wholesale	2.9%	Finance - Investment Banker/Broker	2.8%
Electronics - Military	2.9%	Life/Health Insurance	2.8%
Medical - Generic Drugs	2.9%	Tobacco	2.7%
Oil Company - Exploration & Production	2.9%	Cosmetics & Toiletries	2.7%
Finance - Other Services	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2014 (Unaudited)

GUINNESS ATKINSON INFLATION MANAGED DIVIDEND FUNDTM

Shares	COMMON STOCKS: 96.0%	Value
Australia: 2.8%
8,820	Sonic Healthcare Ltd.	$144,131
China: 2.9%
820	CNOOC Ltd. - ADR	147,018
France: 8.4%
1,880	Danone SA	139,629
1,550	Schneider Electric SA	145,916
1,960	Total SA	141,652
		427,197
Germany: 2.9%
1,890	Deutsche Boerse AG	146,687
Hong Kong: 5.4%
2,620	China Mobile Ltd. - ADR	127,358
100,000	Li & Fung Ltd.	148,121
		275,479
Israel: 2.9%
2,810	Teva Pharmaceutical Industries Ltd. - ADR	147,300
Italy: 3.0%
5,560	ENI SpA	152,114
Netherlands: 2.5%
3,120	Royal Dutch Shell PLC - Class A	129,192
South Africa: 2.8%
11,490	Vodacom Group Ltd.	142,018
United Kingdom: 22.8%
19,340	Aberdeen Asset Management PLC	150,233
20,190	BAE Systems PLC	149,580
21,666	ICAP PLC	140,900
3,120	Imperial Tobacco Group PLC	140,430
17,590	Meggitt PLC	152,323
1,630	Reckitt Benckiser Group PLC	142,268
3,070	Unilever PLC	139,283
3,350	Willis Group Holdings PLC	145,055
		1,160,072

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.0% (Continued)	Value
United States: 39.6%
2,370	AbbVie Inc.	$133,763
2,260	Aflac Inc.	140,685
3,070	Arthur J Gallagher & Co.	143,062
5,870	Cisco Systems Inc.	145,869
3,430	Coca-Cola Co/The	145,295
1,230	General Dynamics Corp.	143,356
4,910	H&R Block Inc.	164,583
1,630	Illinois Tool Works Inc.	142,723
1,390	Johnson & Johnson	145,422
1,220	L-3 Communications Holdings Inc.	147,315
3,620	Mattel Inc.	141,071
2,490	Merck & Co., Inc.	144,047
3,510	Microsoft Corp.	146,367
1,740	Procter & Gamble Co/The	136,747
		2,020,305
	Total Common Stocks (cost $4,248,852)	4,891,513
	Total Investments in Securities (cost $4,248,852) - 96.0%	4,891,513
	Other Assets less Liabilities - 4.0%	205,367
	Net Assets: 100.0%	$5,096,880

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

RENMINBI YUAN & BOND FUND for the period ended June 30, 2014

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year (Actual)	3 Years	Since Inception (06/30/11)
Fund	-1.07%	3.24%	2.71%	2.71%
Comparisons:
RMB Cash Offshore (CNH)*	-2.40%	-1.11%	1.38%	1.38%
RMB Cash Onshore (CNY)*	-2.40%	-1.06%	1.38%	1.38%
HSBC Offshore RMB Bond Index	-0.61%	4.31%	3.99%	3.99%

* Net change in exchange rate versus U.S. dollar.

The Fund's gross expense ratio is 0.97% and net expense ratio is 0.90% per the Summary Prospectus dated May 1, 2014. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.90% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2015. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sales of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Fund is designed to give dollar-based investors exposure to the Chinese renminbi by purchasing the currency in the offshore market, generally in Hong Kong (known as the CNH market). The Fund also seeks to generate an additional return by investing in renminbi-denominated bonds, often referred to as Dim Sum bonds (so named after a lunchtime favourite in Hong Kong), and certificates of deposit issued by banks. The intention is to give investors the benefit of hoped-for renminbi appreciation while adding to the return through interest and possibly some capital gain. However, the aim also is to keep credit risk and volatility low.

In the first half of 2014 ending June 30, 2014, the Fund fell 1.07% compared to the offshore renminbi (CNH) which weakened 2.40% against the dollar and the HSBC Offshore RMB Bond Index which fell 0.61%. A breakdown of the returns shows a loss on the currency of 2.40% and a gain from the bond portfolio of 1.36% over the period.

The steady appreciation of the currency reversed sharply in March following central bank intervention in the onshore spot market. This was widely seen as a move to shake out long-RMB short-USD positions which had built up over the past year. This was understood to be the precursor to a widening of the daily trading band and this occurred soon after widening to +/-2%. This move was in keeping with China's stated aim to introduce greater flexibility and market forces in determining the exchange rate.

Macro-economic weakness in the first quarter has had a dampening effect on the spot rate, post-intervention. Recent currency weakness is probably welcome to policymakers who have responded to slower domestic activity with a series of targeted moves to increase liquidity, bring down short term interest rates and support investment in urban infrastructure projects. There has not however, been any significant adjustment to the central reference exchange rate to suggest that this depreciation has been engineered to support exports and since April the currency has recovered from its lows.

Yields in the offshore bond market have moved 0.2% higher to 4.09% with a duration of 2.65 years as measured by the HSBC Offshore RMB Bond Index as at June 30, 2014. All the improvement is attributable to a 0.54% fall in yields (and therefore a rise in prices) of high yield bonds. Yields rose 0.1% (and prices fell a little) in the investment grade sector. New issuance over the past

RENMINBI YUAN & BOND FUND

three months has been the strongest yet at RMB 89 bn /US$14.3 bn. The market capitalization of the market now stands at over $115 billion in bonds and certificates of deposit.

2. Portfolio Position

The portfolio is now over 90% invested in offshore renminbi bonds and has a duration of 1.48 years and a yield to maturity as of June 30, 2014 of 2.88%. (As at June 30, 2014 the SEC 30-day yield was 2.29% gross, 2.23% net.) The balance of the Fund is held in renminbi cash. Within the bond portfolio approximately 75% in invested in investment grade bonds from the Chinese Government as well as from supranational, international and Chinese corporate and bank issuers. The Fund's bond exposure is 48% weighted to foreign issuers and 42% to Chinese issuers compared to market weights of 21% and 79% respectively. On a sector basis we are underweight government and overweight corporate bonds with financials, autos, energy, industrials, real estate being the main exposures.

3. Outlook and Strategy

The development of the RMB into an internationally used currency is closely tied to the reform of China's financial system and capital markets before opening up the capital account and currency convertibility are possible. Exercising greater control over credit expansion is the most pressing problem and as discussed above, the Central bank has continued to limit Trust Loans and lending funded by volatile interbank borrowing. At the same time they are encouraging greater use of the bond markets. Most recently a municipal bond pilot program has been launched. (Almost all new initiatives in China begin with a pilot program.) Key features include an expansion of the list from six to ten provinces/cities, which combined accounted for 45% of 2013 Gross Domestic Product (GDP); maturities will be 5, 7 and 10 years; and most importantly, the local governments themselves and not central government will be responsible for servicing and repayment. This is a major step toward resolving the murky world of local government finance.

The other news concerns the progress of Shanghai's Free Trade Zone. More detail has now been given on who is eligible to participate, in what types of business activity and now crucially, on how these activities are to be funded and the terms on which money can move between the Zone, other offshore markets and back into the mainland. Evidence of concrete activity was seen by a shift in short term interest rates in the offshore RMB market in Hong Kong as funds were moved out of Hong Kong into the Free Trade Zone to meet funding requirements there. The interbank curve is now flat at just over 3% across all maturities out to twelve months.

Our expectation therefore is that the development of this market will likely continue. Prospects for improvement in economic growth momentum coupled with a recovery in exports, particularly due to demand from the US and EU should support the currency. China moderating investment growth has also dampened import demand meaning net exports should both contribute to GDP growth and to a wider trade surplus. We still expect to see modest upward pressure on bond yields as financial reforms progress and as the linkages between offshore and onshore markets draw closer and so we expect to keep duration short.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The HSBC Offshore Renminbi Bond Index tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People's Republic of China. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

RENMINBI YUAN & BOND FUND

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Dim Sum Bonds are bonds denominated in Chinese yuan and issued in Hong Kong. Dim sum bonds are attractive to foreign investors who desire exposure to yuan-denominated assets, but are restricted by China's capital controls from investing in domestic Chinese debt. The issuers of dim sum bonds are largely entities based in China or Hong Kong, and occasionally foreign companies. The term is derived from the Chinese cuisine that involves serving a variety of small delicacies and is especially popular in Hong Kong.

Yield-to-Maturity is the rate of return anticipated on a bond if held until the end of its lifetime.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2014
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	38
Portfolio Turnover:	11.7%
% of Investments in Top 10:	39.0%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Air Liquide Finance SA, 3.00%, 09/19/16	5.8%	ICICI Bank Ltd., 4.900%, 09/21/15	3.4%
New World China Land Ltd., 5.500%, 02/06/18	5.1%	BOC Aviation Pte. Ltd., 4.500%, 11/20/18	3.3%
BP Capital Markets PLC, 1.700%, 09/15/14	4.8%	HSBC Bank PLC, 2.875%, 04/30/15	3.3%
China Guangdong, 3.750%, 11/01/15	3.7%	Global Logistic Properties Ltd, 3.375%, 05/11/16	3.1%
Renault S.A., 5.625%, 10/10/14	3.5%	Caterpillar Financial Services Corp., 1.350%, 07/12/13	3.0%
Sector Breakdown (% of net assets)
Commercial Banks	23.6%	Sovereign	4.2%
Real Estate Operations/Developer	13.1%	Cellular Telecommunication	3.0%
Auto-Cars/Light Trucks	8.6%	Special Purpose Banks	2.8%
Oil Company - Integrated	6.5%	Finance - Investment Banker/Broker	2.5%
Industrial Gases	5.8%	Life/Health Insurance	2.0%
Finance - Leasing Company	4.7%	Food - Retail	1.7%
Machinery	4.7%	Investment Management/Advisory Services	1.6%
Electric - Integrated	4.5%

SCHEDULE OF INVESTMENTS
at June 30, 2014 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 89.3%	Value
Auto-Cars/Light Trucks: 8.6%
21,000,000	Renault S.A., 5.625%, 10/10/14	$3,405,701
18,000,000	Volkswagen International Finance NV, 2.150%, 05/23/16	2,881,344
4,000,000	Volkswagen International Finance NV, 3.750%, 11/30/17	660,439
9,000,000	Volvo Treasury AB, 3.800%, 11/22/15	1,460,883
		8,408,367
Cellular Telecommunication: 3.0%
18,000,000	China Unicom Ltd., 4.000%, 04/16/17	2,900,260
Commerical Banks: 23.6%
8,000,000	Agriculture Bank of China Ltd., 3.200%, 11/28/15	1,289,008
15,000,000	Bank of China, 3.450%, 01/16/17	2,418,368
10,000,000	CCBL Funding PLC, 3.200%, 11/29/15	1,612,374
20,000,000	HSBC Bank PLC, 2.875%, 04/30/15	3,238,581
20,000,000	ICICI Bank Ltd., 4.900%, 09/21/15	3,270,921
10,000,000	ICICI Bank Ltd., 4.900%, 06/25/16	1,615,118
12,000,000	Industrial & Commercial Bank of China Ltd., 3.350%, 11/19/16	1,933,032
12,000,000	National Australia Bank Ltd., 2.400%, 06/18/15	1,930,612
15,000,000	Rabobank Nederland, 3.250%, 09/20/15	2,447,135
10,000,000	Societe Generale, 4.150%, 09/06/14	1,615,307
10,000,000	VTB Bank OJSC via VTB Capital SA, 4.500%, 10/30/15	1,623,262
		22,993,718
Electric – Integrated: 4.5%
5,000,000	China Datang Corp., 3.600%, 04/25/16	799,352
22,000,000	China Guangdong, 3.750%, 11/01/15	3,553,321
		4,352,673
Finance-Investment Bank/Broker: 2.5%
15,000,000	Banco BTG Pactual SA, 4.100%, 03/26/16	2,383,647
Finance – Leasing Company: 4.7%
20,000,000	BOC Aviation Pte. Ltd., 4.500%, 11/20/18	3,255,155
8,000,000	Far East Horizon Ltd., 5.450%, 12/11/16	1,301,745
		4,556,900
Food-Retail: 1.7%
10,500,000	Tesco PLC, 1.750%, 09/01/14	1,685,422
Industrial Gases: 5.8%
35,000,000	Air Liquide Finance SA, 3.000%, 09/19/16	5,672,900
Investment Management/Advisor Service: 1.6%
10,000,000	Starway Assets Enterprise, Inc., 4.100%, 01/22/17	1,604,248
Life/Health Insurance: 2.0%
12,000,000	Value Success International, 4.000%, 11/21/16	1,945,660

The accompanying notes are an integral part of these financial statements.

Principal Amount (CNH)	CORPORATE BONDS: 89.3% (Continued)	Value
Machinery: 4.7%
18,000,000	Caterpillar Financial Services Corp., 3.250%, 06/26/15	$2,921,809
10,000,000	Caterpillar Financial Services Corp., 2.950%, 03/03/16	1,620,553
		4,542,362
Oil Company – Integrated: 6.5%
29,000,000	BP Capital Markets PLC, 1.700%, 09/15/14	4,663,799
10,000,000	BP Capital Markets PLC, 3.650%, 02/28/19	1,635,736
		6,299,535
Real Estate Operator/Developer: 13.1%
15,000,000	Agile Property Holdings Ltd., 6.500%, 02/28/17	2,386,549
5,000,000	Central Plaza Development Ltd., 7.600%, 11/29/15	833,612
18,500,000	Global Logistic Properties Ltd., 3.375%, 05/11/16	2,976,000
30,000,000	New World China Land Ltd., 5.500%, 02/06/18	4,920,017
10,000,000	Yanlord Land HK Co. Ltd., 5.375%, 05/23/16	1,585,721
		12,701,899
Sovereign: 4.2%
15,000,000	China Government Bond, 2.870%, 06/27/16	2,434,090
10,000,000	China Government Bond, 3.020%, 06/27/18	1,617,106
		4,051,196
Special Purpose Banks: 2.8%
7,000,000	Export Import Bank of China/The, 3.350%, 06/18/17	1,128,022
10,000,000	Korea Development Bank/The, 3.300%, 06/21/15	1,624,438
		2,752,460
	Total Corporate Bonds (cost $86,367,820): 89.3%	86,851,247
	Total Investments in Securities (cost $86,367,820) - 89.3%	86,851,247
	China Yuan (Offshore): 8.2%	7,955,080
	Other Assets less Liabilities: 2.5%	2,441,787
	Net Assets: 100.0%	$97,248,114

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2014 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$31,142,609	$15,828,482	$3,536,963	$68,898,357
Investments in securities, at value	$25,433,267	$21,354,548	$4,163,225	$94,130,567
Cash denominated in foreign currency (cost of $0, $15,967, $3,788 and $130,144, respectively)	—	15,992	3,795	130,151
Receivables:
Securities sold	—	423,348	41,281	793,699
Fund shares sold	19,288	18	400	690
Dividends and interest	97,874	78,909	12,851	677,371
Due from Advisor, net	—	—	2,608	—
Prepaid expenses	17,502	10,224	8,700	14,486
Total assets	25,567,931	21,883,039	4,232,860	95,746,964
Liabilities
Overdraft due to custodian bank	455,081	176,055	40,812	1,135,031
Payable for Fund shares redeemed	30,539	11,476	—	23,191
Due to Advisor, net	19,925	18,052	—	77,326
Accrued administration fees	1,342	205	149	6,253
Accrued shareholder servicing plan fees	2,175	4,307	965	21,701
Deferred trustees' compensation	30,539	57,569	20,339	127,797
Other accrued expenses	142,981	34,621	13,422	86,888
Total liabilities	682,582	302,285	75,687	1,478,187
Net Assets	$24,885,349	$21,580,754	$4,157,173	$94,268,777
Number of shares issued and outstanding (unlimited shares authorized, no par value)	5,566,217	1,247,332	303,180	3,116,338
Net asset value per share	$4.47	$17.30	$13.71	$30.25
Composition of Net Assets
Paid-in capital	$116,374,160	$17,509,061	$7,265,550	$54,393,060
Undistributed net investment income (loss)	(117,526)	30,346	(35,655)	887,376
Accumulated net realized gain (loss) on investments and foreign currency	(85,662,560)	(1,479,741)	(3,699,015)	13,755,874
Net unrealized appreciation (depreciation) on:
Investments	(5,709,342)	5,526,066	626,262	25,232,210
Foreign currency	617	(4,978)	31	257
Net Assets	$24,885,349	$21,580,754	$4,157,173	$94,268,777

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2014 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM		Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$79,973,286	$68,525,626	$4,248,852		$86,367,820
Investments in securities, at value	$102,319,113	$84,410,695	$4,891,513		$86,851,247
Cash	3,052,625	3,044,863	208,421		1,752,314
Cash denominated in foreign currency (cost of $0, $11,818, $3,947 and $7,928,902 respectively)	—	11,875	3,947		7,955,080
Receivables:
Fund shares sold	253,241	829,068	10,442		98,925
Dividends and interest	175,817	59,579	14,258		676,229
Prepaid expenses	18,128	11,834	6,197		15,962
Total assets	105,818,924	88,367,914	5,134,778		97,349,757
Liabilities
Payable for securities purchased	—	3,538,371	—		—
Payable for Fund shares redeemed	46,783	8,873	2,662		4,897
Due to Advisor, net	59,136	46,167	17,255	‡	37,204
Accrued administration fees	2,072	2,673	274		2,896
Accrued shareholder servicing plan fees	24,083	4,050	106		16,885
Deferred trustees' compensation	48,213	72,374	4,902		11,201
Other accrued expenses	43,074	20,034	12,699		28,560
Total liabilities	223,361	3,692,542	37,898		101,643
Net Assets	$105,595,563	$84,675,372	$5,096,880		$97,248,114
Number of shares issued and outstanding (unlimited shares authorized, no par value)	2,706,660	2,503,454	306,241		7,690,096
Net asset value per share	$39.01	$33.82	$16.64		$12.65
Composition of Net Assets
Paid-in capital	$84,666,775	$71,453,650	$4,371,335		$96,438,076
Undistributed net investment income (loss)	85,412	886,781	(8,130)		127,149
Accumulated net realized gain (loss) on investments and foreign currency	(1,503,991)	(3,550,185)	90,924		172,400
Net unrealized appreciation (depreciation) on:
Investments	22,345,827	15,885,069	642,661		483,427
Foreign currency	1,540	57	90		27,062
Net Assets	$105,595,563	$84,675,372	$5,096,880		$97,248,114

‡  Includes $23,281 of registration fees advanced by the Advisor.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the period ended June 30, 2014 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Investment Income
Dividends *	$176,544	$285,172	$80,803	$1,480,563
Total income	176,544	285,172	80,803	1,480,563
Expenses
Advisory fees	124,365	102,988	20,421	471,345
Shareholder servicing plan fees	23,629	12,359	3,676	69,632
Transfer agent fees and expenses	22,315	14,712	9,421	51,564
Fund accounting fee and expenses	16,849	16,364	11,901	31,706
Administration fees	5,721	4,119	817	18,869
Custody fees and expenses	7,106	9,917	2,976	19,255
Audit fees	9,173	12,397	9,173	12,397
Legal fees	5,463	4,480	892	30,581
Registration fees	7,935	6,483	7,935	12,287
Printing	7,935	2,114	2,480	14,123
Trustees' fees and expenses	4,959	4,858	4,463	8,876
Insurance	498	2,139	185	6,039
CCO fees and expenses	3,663	3,522	3,254	11,365
Miscellaneous	546	892	496	2,984
Interest expense	6,072	654	226	6,652
Total expenses	246,229	197,998	78,316	767,675
Less: fees (waived and expenses absorbed)/recaptured	6,125	—	(37,666)	—
Net expenses	252,354	197,998	40,650	767,675
Net investment income (loss)	(75,810)	87,174	40,153	712,888
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	1,018,311	(46,177)	94,195	11,875,549
Foreign currency	(19,606)	(380)	(3,174)	(2,563)
	998,705	(46,557)	91,021	11,872,986
Net unrealized appreciation (depreciation) on:
Investments	1,770,340	1,143,397	140,174	(15,235,769)
Foreign currency	(328)	827	(17)	259
	1,770,012	1,144,224	140,157	(15,235,510)
Net realized and unrealized gain (loss) on investments and foreign currency	2,768,717	1,097,667	231,178	(3,362,524)
Net Increase (Decrease) in Net Assets from Operations	$2,692,907	$1,184,841	$271,331	$(2,649,636)

* Net of foreign tax withheld of $20,505, $18,250, $3,629, and $62,820 respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the period ended June 30, 2014 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
Investment Income
Dividends *	$741,276	$1,327,547	$69,742	$—
Interest	—	—	—	1,606,896
Total income	741,276	1,327,547	69,742	1,606,896
Expenses
Advisory fees	299,768	215,169	8,329	258,165
Shareholder servicing plan fees	79,849	40,294	3,202	50,939
Transfer agent fees and expenses	14,127	31,563	9,644	9,809
Fund accounting fee and expenses	27,599	14,460	11,769	27,252
Administration fees	15,970	13,031	906	20,602
Custody fees and expenses	4,027	2,480	2,351	8,230
Audit fees	12,397	11,897	6,439	9,173
Legal fees	22,315	10,785	607	24,782
Registration fees	7,756	5,927	10,072	13,282
Printing	5,966	5,951	2,534	3,972
Trustees' fees and expenses	11,405	8,691	3,879	11,492
Insurance	4,356	2,291	71	4,850
CCO fees and expenses	5,537	6,780	3,247	10,221
Miscellaneous	1,488	1,243	496	1,839
Interest expense	4	—	5	3,703
Total expenses	512,564	370,562	63,551	458,311
Less: fees waived and expenses absorbed	—	—	(50,934)	(32,133)
Net expenses	512,564	370,562	12,617	426,178
Net investment income	228,712	956,985	57,125	1,180,718
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	3,180,709	200,382	88,837	301,680
Foreign currency	(10,881)	(3,026)	(150)	(81,960)
	3,169,828	197,356	88,687	219,720
Net unrealized appreciation (depreciation) on:
Investments	12,214,276	5,052,846	184,821	(2,382,329)
Foreign currency	(1,927)	57	(86)	(53,848)
	12,212,349	5,052,903	184,735	(2,436,177)
Net realized and unrealized gain (loss) on investments and foreign currency	15,382,177	5,250,259	273,422	(2,216,457)
Net Increase (Decrease) in Net Assets from Operations	$15,610,889	$6,207,244	$330,547	$(1,035,739)

* Net of foreign tax withheld of $89,952, $9,167, $5,622, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Six Months Ended June 30, 2014†	Year Ended December 31, 2013	Six Months Ended June 30, 2014†	Year Ended December 31, 2013	Six Months Ended June 30, 2014†	Year Ended December 31, 2013
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(75,810)	$(227,296)	$87,174	$192,592	$40,153	$92,963
Net realized gain (loss) on:
Investments	1,018,311	(3,043,284)	(46,177)	4,653,729	94,195	415,710
Foreign currency	(19,606)	(16,551)	(380)	(42,174)	(3,174)	(6,932)
Net change in unrealized appreciation (depreciation) on:
Investments	1,770,340	10,503,778	1,143,397	(7,840,609)	140,174	(582,717)
Foreign currency	(328)	932	827	(1,648)	(17)	25
Net increase (decrease) in net assets resulting from operations	2,692,907	7,217,579	1,184,841	(3,038,110)	271,331	(80,951)
Distributions to Shareholders
From net investment income	—	—	—	(400,182)	(40,132)	(101,646)
Total distributions to shareholders	—	—	—	(400,182)	(40,132)	(101,646)
Capital Transactions
Proceeds from shares sold	6,089,439	17,203,455	69,441	764,866	166,048	823,529
Reinvestment of distributions	—	—	—	351,504	38,383	96,502
Cost of shares repurchased	(7,676,932)	(13,751,424)	(1,576,453)	(20,629,442)	(532,467)	(1,309,444)
Redemption fee proceeds	3,937	65,885	4	864	259	299
Net change in net assets from capital transactions	(1,583,556)	3,517,916	(1,507,008)	(19,512,208)	(327,777)	(389,114)
Total increase (decrease) in net assets	1,109,351	10,735,495	(322,167)	(22,950,500)	(96,578)	(571,711)
Net Assets
Beginning of period	23,775,998	13,040,503	21,902,921	44,853,421	4,253,751	4,825,462
End of period	$24,885,349	$23,775,998	$21,580,754	$21,902,921	$4,157,173	$4,253,751
Accumulated net investment income (loss)	$(117,526)	$(41,716)	$30,346	$(56,828)	$(35,655)	$(35,676)
Capital Share Activity
Shares sold	1,426,878	4,446,514	4,334	42,567	12,940	60,475
Shares issued on reinvestment	—	—	—	21,618	2,877	7,239
Shares redeemed	(1,821,742)	(3,756,334)	(98,056)	(1,139,424)	(41,060)	(96,247)
Net increase (decrease) in shares outstanding	(394,864)	690,180	(93,722)	(1,075,239)	(25,243)	(28,533)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Six Months Ended June 30, 2014†	Year Ended December 31, 2013	Six Months Ended June 30, 2014†	Year Ended December 31, 2013	Six Months Ended June 30, 2014†	Year Ended December 31, 2013
Increase/(decrease) in net assets from:
Operations
Net investment income	$712,888	$1,593,135	$228,712	$601,205	$956,985	$121,436
Net realized gain (loss) on:
Investments	11,875,549	12,156,492	3,180,709	(1,388,787)	200,382	(45,990)
Foreign currency	(2,563)	(7,035)	(10,881)	5,025	(3,026)	(4,320)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,235,769)	(9,244,559)	12,214,276	17,370,899	5,052,846	14,383,887
Foreign currency	259	(116)	(1,927)	5,225	57	—
Net increase (decrease) in net assets resulting from operations	(2,649,636)	4,497,917	15,610,889	16,593,567	6,207,244	14,455,013
Distributions to Shareholders
From net investment income	—	(1,501,284)	—	(338,807)	—	(200,095)
From net realized gains	—	(1,539,106)	—	—	—	—
Total distributions to shareholders	—	(3,040,390)	—	(338,807)	—	(200,095)
Capital Transactions
Proceeds from shares sold	5,065,401	11,539,134	25,420,126	10,278,491	30,674,370	9,765,713
Reinvestment of distributions	—	2,931,713	—	328,596	—	195,241
Cost of shares repurchased	(18,014,884)	(58,106,462)	(7,757,604)	(44,819,039)	(2,939,540)	(5,115,843)
Redemption fee proceeds	13,898	24,920	3,258	3,568	2,150	132
Net change in net assets from capital transactions	(12,935,585)	(43,610,695)	17,665,780	(34,208,384)	27,736,980	4,845,243
Total increase (decrease) in net assets	(15,585,221)	(42,153,168)	33,276,669	(17,953,624)	33,944,224	19,100,161
Net Assets
Beginning of period	109,853,998	152,007,166	72,318,894	90,272,518	50,731,148	31,630,987
End of period	$94,268,777	$109,853,998	$105,595,563	$72,318,894	$84,675,372	$50,731,148
Accumulated net investment income (loss)	$887,376	$174,488	$85,412	$(143,300)	$886,781	$(70,204)
Capital Share Activity
Shares sold	177,504	392,079	708,707	362,946	942,351	358,498
Shares issued on reinvestment	—	95,403	—	10,133	—	6,418
Shares redeemed	(621,209)	(2,026,546)	(230,689)	(1,591,419)	(93,968)	(203,029)
Net decrease in shares outstanding	(443,705)	(1,539,064)	478,018	(1,218,340)	848,383	161,887

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Inflation Managed Dividend FundTM		Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2014†	Year Ended December 31, 2013	Six Months Ended June 30, 2014†	Year Ended December 31, 2013
Increase/(decrease) in net assets from:
Operations
Net investment income	$57,125	$56,917	$1,180,718	$2,010,171

Net realized gain (loss) on:

Investments	88,837	75,166	301,680	605,289
Foreign currency	(150)	492	(81,960)	322,413
Net change in unrealized appreciation (depreciation) on:
Investments	184,821	403,742	(2,382,329)	1,844,433
Foreign currency	(86)	146	(53,848)	(79,312)
Net increase (decrease) in net assets resulting from operations	330,547	536,463	(1,035,739)	4,702,994
Distributions to Shareholders
From net investment income	(61,253)	(63,759)	(1,204,964)	(3,012,616)
From net realized gain	—	(75,918)	—	—
Total distributions to shareholders	(61,253)	(139,677)	(1,204,964)	(3,012,616)
Capital Transactions
Proceeds from shares sold	2,870,597	2,138,276	9,922,426	15,501,499
Reinvestment of distributions	60,960	138,503	1,199,534	2,996,514
Cost of shares repurchased	(1,210,292)	(1,360,879)	(5,834,700)	(15,313,968)
Redemption fee proceeds	—	16	337	503
Net change in net assets from capital transactions	1,721,265	915,916	5,287,597	3,184,548
Total increase in net assets	1,990,559	1,312,702	3,046,894	4,874,926
Net Assets
Beginning of period	3,106,321	1,793,619	94,201,220	89,326,294
End of period	$5,096,880	$3,106,321	$97,248,114	$94,201,220
Accumulated net investment income (loss)	$(8,130)	$(4,002)	$127,149	$151,395
Capital Share Activity
Shares sold	179,864	142,453	777,137	1,202,698
Shares issued on reinvestment	3,754	9,127	95,087	234,015
Shares redeemed	(76,044)	(93,058)	(458,252)	(1,190,910)
Net increase in shares outstanding	107,574	58,522	413,972	245,803

† Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2014*		2013	2012	2011	2010	2009
Net asset value, beginning of period	$3.99		$2.47	$2.92	$5.17	$6.62	$5.14
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.04)	(0.02)	0.06	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.49		1.55	(0.42)	(2.26)	(1.40)	1.77
Total from investment operations	0.48		1.51	(0.44)	(2.20)	(1.45)	1.72
Less distributions:
From net investment income	—		—	(0.01)	(0.05)	—	—
Return of capital	—		—	—	—	—	(0.24)
Total distributions	—		—	(0.01)	(0.05)	—	(0.24)
Redemption fee proceeds	—	(1)	0.01	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$4.47		$3.99	$2.47	$2.92	$5.17	$6.62
Total return	12.03	%(2)	61.54%	(15.20)%	(42.53)%	(21.90)%	33.42%
Ratios/supplemental data:
Net assets, end of period (millions)	$24.9		$23.8	$13.0	$17.6	$36.2	$62.1
Ratio of expenses to average net assets:
Before fee waived/recaptured	1.98	%(3)	2.13%	2.32%	1.81%	1.76%	1.85%
After fees waived/recaptured	2.03	%(3)	2.00%	2.02%	1.81%	1.76%	1.85%
After fees waived/recaptured excluding interest expense(4)	1.98	%(3)	1.98%	1.98%	1.79%	1.73%	1.85%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.56	)%(3)	(1.37)%	(1.11)%	1.11%	(0.86)%	(0.98)%
After fees waived/recaptured	(0.61	)%(3)	(1.24)%	(0.81)%	1.11%	(0.86)%	(0.98)%
Portfolio turnover rate	8.40	%(2)	60.20%	7.80%	43.10%	24.74%	47.10%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2014*		2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.33		$18.56	$16.23	$21.04	$17.63	$9.52
Income (loss) from investment operations:
Net investment income	0.07		0.21	0.30	0.18	0.12	0.06 (1)
Net realized and unrealized gain (loss) on investments and foreign currency	0.90		(2.14)	2.28	(4.88)	3.45	8.13
Total from investment operations	0.97		(1.93)	2.58	(4.70)	3.57	8.19
Less distributions:
From net investment income	—		(0.30)	(0.25)	(0.11)	(0.19)	(0.08)
Total distributions	—		(0.30)	(0.25)	(0.11)	(0.19)	(0.08)
Redemption fee proceeds	—	(2)	— (2)	— (2)	— (2)	0.03	— (2)
Net asset value, end of period	$17.30		$16.33	$18.56	$16.23	$21.04	$17.63
Total return	5.94	%(3)	(10.38)%	15.89%	(22.35)%	20.43%	86.05%
Ratios/supplemental data:
Net assets, end of period (millions)	$21.6		$21.90	$44.90	$45.8	$64.4	$112.4
Ratio of expenses to average net assets:
Before fees waived	1.92	%(4)	1.87%	1.70%	1.59%	1.67%	1.68%
After fees waived	1.92	%(4)	1.87%	1.70%	1.59%	1.67%	1.68%
After fees waived excluding interest expense(5)	1.91	%(4)	1.85%	1.69%	1.59%	1.65%	1.68%
Ratio of net investment income to average net assets:
Before fees waived	0.85	%(4)	0.73%	1.56%	0.89%	0.77%	0.73%
After fees waived	0.85	%(4)	0.73%	1.56%	0.89%	0.77%	0.73%
Portfolio turnover rate	17.72	%(3)	7.43%	10.90%	7.79%	25.44%	31.35%

*  Unaudited

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Pacific Dividend Fund	June 30, 2014*		2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.95		$13.52	$11.23	$13.41	$11.03	$7.00
Income from investment operations:
Net investment income	0.12		0.27	0.30	0.30	0.17	0.18 (1)
Net realized and unrealized gain (loss) on investments and foreign currency	0.77		(0.54)	2.31	(2.18)	2.41	4.32
Total from investment operations	0.89		(0.27)	2.61	(1.88)	2.58	4.50
Less distributions:
From net investment income	(0.13)		(0.30)	(0.32)	(0.30)	(0.20)	(0.18)
Return of capital	—		—	—	—	—	(0.29)
Total distributions	(0.13)		(0.30)	(0.32)	(0.30)	(0.20)	(0.47)
Redemption fee proceeds	—	(2)	— (2)	— (2)	—	— (2)	— (2)
Net asset value, end of period	$13.71		$12.95	$13.52	$11.23	$13.41	$11.03
Total return	6.90	%(3)	(2.06)%	23.48%	(14.04)%	23.65%	64.84%
Ratios/supplemental data:
Net assets, end of period (millions)	$4.2		$4.3	$4.8	$4.5	$6.7	$11.4
Ratio of expenses to average net assets:
Before fees waived	3.84	%(4)	3.56%	3.57%	3.26%	2.92%	2.93%
After fees waived	1.99	%(4)	1.98%	1.98%	1.98%	2.01%	1.98%
After fees waived excluding interest expense(5)	1.98	%(4)	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.12	%(4)	0.39%	0.71%	1.13%	0.38%	1.23%
After fees waived	1.97	%(4)	1.97%	2.39%	2.41%	1.29%	2.18%
Portfolio turnover rate	4.92	%(3)	56.96%	10.19%	10.67%	27.20%	26.03%

*  Unaudited

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2014*		2013	2012	2011	2010	2009
Net asset value, beginning of period	$30.86		$29.81	$26.58	$38.76	$35.13	$18.98
Income from investment operations:
Net investment income	0.24		0.46	0.45	0.39	0.27	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.85)		1.45	3.37	(11.06)	5.10	17.44
Total from investment operations	(0.61)		1.91	3.82	(10.67)	5.37	17.59
Less distributions:
From net investment income	—		(0.43)	(0.59)	(0.20)	(0.38)	(0.34)
From net realized gain	—		(0.44)	—	(1.31)	(1.38)	(1.11)
Total distributions	—		(0.87)	(0.59)	(1.51)	(1.76)	(1.45)
Redemption fee proceeds	—	(1)	0.01	— (1)	— (1)	0.02	0.01
Net asset value, end of period	$30.25		$30.86	$29.81	$26.58	$38.76	$35.13
Total return	(1.98	)%(2)	6.45%	14.42%	(27.52)%	15.38%	92.76%
Ratios/supplemental data:
Net assets, end of period (millions)	$94.3		$109.9	$152.0	$153.0	$242.8	$241.0
Ratio of expenses to average net assets
Before fees waived	1.63	%(3)	1.53%	1.51%	1.53%	1.48%	1.58%
After fees waived	1.63	%(3)	1.53%	1.51%	1.53%	1.48%	1.58%
After fees waived excluding interest expense(4)	1.62	%(3)	1.52%	1.51%	1.52%	1.47%	1.58%
Ratio of net investment income to average net assets	1.51	%(3)	1.27%	1.34%	1.14%	0.62%	0.62%
Portfolio turnover rate	13.60	%(2)	6.90%	3.85%	7.81%	32.35%	7.87%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2014*		2013	2012	2011	2010	2009
Net asset value, beginning of period	$32.45		$26.19	$25.72	$29.74	$25.60	$15.68
Income from investment operations:
Net investment income	0.10		0.18	0.22	0.14	0.12	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	6.46		6.23	0.69	(4.06)	4.13	9.80
Total from investment operations	6.56		6.41	0.91	(3.92)	4.25	9.91
Less distributions:
From net investment income	—		(0.15)	(0.44)	(0.11)	(0.12)	—
Total distributions	—		(0.15)	(0.44)	(0.11)	(0.12)	—
Redemption fee proceeds	—	(1)	— (1)	— (1)	0.01	0.01	0.01
Net asset value, end of period	$39.01		$32.45	$26.19	$25.72	$29.74	$25.60
Total return	20.22	%(2)	24.48%	3.53%	(13.16)%	16.63%	63.27%
Ratios/supplemental data:
Net assets, end of period (millions)	$105.6		$72.3	$90.3	$143.1	$118.0	$75.4
Ratio of expenses to average net assets
Before fees waived	1.28	%(3)	1.35%	1.35%	1.27%	1.25%	1.42%
After fees waived	1.28	%(3)	1.35%	1.35%	1.27%	1.25%	1.42%
After fees waived excluding interest expense(4)	1.28	%(3)	1.34%	1.34%	1.27%	1.25%	1.42%
Ratio of net investment income to average net assets	0.57	%(3)	0.77%	0.62%	0.43%	0.46%	0.82%
Portfolio turnover rate	11.13	%(2)	8.19%	14.02%	28.23%	42.08%	51.74%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Innovators Fund	June 30, 2014*		2013	2012	2011	2010	2009
Net asset value, beginning of period	$30.65		$21.18	$17.72	$19.00	$16.24	$11.21
Income from investment operations:
Net investment income (loss)	0.39		0.07	0.11	0.04	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	2.78		9.52	3.42	(1.28)	2.81	5.08
Total from investment operations	3.17		9.59	3.53	(1.24)	2.76	5.07
Less distributions:
From net investment income	—		(0.12)	(0.07)	(0.04)	—	—
Return of capital	—		—	—	—	—	(0.04)
Total distributions	—		(0.12)	(0.07)	(0.04)	—	(0.04)
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$33.82		$30.65	$21.18	$17.72	$19.00	$16.24
Total return	10.38	%(2)	45.29%	19.91%	(6.51)%	17.00%	45.20%
Ratios/supplemental data:
Net assets, end of period (millions)	$84.7		$50.7	$31.6	$32.4	$38.2	$36.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.29	%(3)	1.47%	1.51%	1.42%	1.47%	1.68%
After fees waived/recaptured	1.29	%(3)	1.47%	1.51%	1.44%	1.55%	1.56%
After fees waived/recaptured excluding interest expense(4)	1.29	%(3)	1.46%	1.50%	1.44%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	3.33	%(3)	0.31%	0.49%	0.26%	(0.16)%	(0.20)%
After fees waived/recaptured	3.33	%(3)	0.31%	0.49%	0.24%	(0.24)%	(0.07)%
Portfolio turnover rate	9.60	%(2)	29.63%	6.02%	47.40%	56.97%	50.54%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.55%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Inflation Managed Dividend FundTM	Six Months Ended June 30, 2014*		Year Ended December 31, 2013	March 30, 2012(1) Through December 31, 2012
Net asset value, beginning of period	$15.64		$12.80	$12.50
Income from investment operations:
Net investment income	0.22		0.41	0.31
Net realized and unrealized gain on investments and foreign currency	1.01		3.35	0.30
Total from investment operations	1.23		3.76	0.61
Less distributions:
From net investment income	(0.23)		(0.45)	(0.31)
From net realized gain	—		(0.47)	—
Total distributions	(0.23)		(0.92)	(0.31)
Redemption fee proceeds	—		— (2)	—
Net asset value, end of period	$16.64		$15.64	$12.80
Total return	7.91	%(3)	29.77%	4.97	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$5.1		$3.1	$1.8
Ratio of expenses to average net assets:
Before fees waived	3.43	%(4)	5.47%	7.05	%(4)
After fees waived	0.68	%(4)	0.68%	0.68	%(4)
After fees waived excluding interest expense(5)	0.68	%(4)	0.68%	0.68	%(4)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.33	%(4)	(2.04)%	(3.02	)%(4)
After fees waived/recaptured	3.08	%(4)	2.75%	3.35	%(4)
Portfolio turnover rate	8.18	%(3)	24.88%	13.33	%(3)

*  Unaudited

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,		June 30, 2011(1) Through
Renminbi Yuan & Bond Fund	June 30, 2014*		2013	2012	December 31, 2011
Net asset value, beginning of period	$12.95		$12.71	$12.52	$12.50
Income from investment operations:
Net investment income	0.16		0.28	0.12	—	(2)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)		0.38	0.36	0.02
Total from investment operations	(0.14)		0.66	0.48	0.02
Less distributions:
From net investment income	(0.16)		(0.42)	(0.29)	—
Total distributions	(0.16)		(0.42)	(0.29)	—
Redemption fee proceeds	—	(2)	— (2)	— (2)	—	(2)
Net asset value, end of period	$12.65		$12.95	$12.71	$12.52
Total return	(1.07	)%(3)	5.26%	3.88%	0.16	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$97.2		$94.2	$89.3	$92.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	0.98	%(4)	0.97%	0.90%	0.92	%(4)
After fees waived/recaptured	0.91	%(4)	0.90%	0.90%	0.90	%(4)
After fees waived/recaptured excluding interest expense(5)	0.90	%(4)	0.90%	0.90%	0.90	%(4)
Ratio of net investment income to average net assets:
Before fees waived/recaptured	2.45	%(4)	2.11%	1.05%	0.02	%(4)
After fees waived/recaptured	2.52	%(4)	2.18%	1.05%	0.04	%(4)
Portfolio turnover rate	11.74	%(3)	12.32%	9.19%	0.72	%(3)†

*  Unaudited

†  Restated

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Currently, the Trust offers eight separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Inflation Managed Dividend FundTM (the "Inflation Managed Dividend FundTM") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Inflation Managed Dividend FundTM, each Fund is a non-diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Inflation Managed Dividend FundTM began operations on March 30, 2012.

The Alternative Energy Fund's and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund's and Global Innovators Fund's investment objective is long-term capital appreciation. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Inflation Managed Dividend Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds' Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds' Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted and Illiquid Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Due to Custodian in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

G.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no provision is made for federal income or excise tax.

  The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 through 2012, or expected to be taken in the Funds' 2013 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, California State and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Inflation Managed Dividend FundTM	0.45%
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
Asia Pacific Dividend Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%
Inflation Managed Dividend FundTM	0.68%
Renminbi Yuan & Bond Fund	0.90%

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2014, the Advisor waived fees and absorbed expenses of $37,666, $50,934, and $32,133 in the Asia Pacific Dividend Fund, the Inflation Managed Dividend FundTM, and the Renminbi Yuan & Bond Fund, respectively. The Advisor recaptured previously waived fees of $6,125 from the Alternative Energy Fund.

At June 30, 2014, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017	Total
Alternative Energy Fund	$—	$39,725	$24,186	$—	$63,911
Asia Pacific Dividend Fund	74,834	74,715	74,741	37,666	261,956
Inflation Managed Dividend FundTM	—	71,229	99,129	50,934	221,292
Renminbi Yuan & Bond Fund	5,856	—	60,089	32,133	98,078

Mutual Fund Administration Corporation (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the six months ended June 30, 2014 are reported on the Statements of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Compliance Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the six months ended June 30, 2014 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the six months ended June 30, 2014 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$(951)
Asia Focus Fund	$(898)
Asia Pacific Dividend Fund	$(679)
China & Hong Kong Fund	$(12,855)
Global Energy Fund	$(1,685)
Global Innovators Fund	$143
Inflation Managed Dividend FundTM	$228
Renminbi Yuan & Bond Fund	$(1,903)

The fees paid to non-interested Trustees for the six months ended June 30, 2014 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The fees paid under the Shareholder Servicing Plan for the six months ended June 30, 2014 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2014 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$2,094,059	$3,684,244
Asia Focus Fund	$3,705,481	$5,234,402
Asia Pacific Dividend Fund	$201,522	$447,439
China & Hong Kong Fund	$13,137,593	$25,967,438
Global Energy Fund	$24,118,520	$8,995,362
Global Innovators Fund	$34,915,865	$5,623,854
Inflation Managed Dividend FundTM	$2,437,713	$300,022
Renminbi Yuan & Bond Fund	$12,769,359	$10,427,019

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the six months ended June 30, 2014.

Note 6

Fair Value Measurements and Disclosures

The Funds utilize various inputs in determining the value of their investments. These inputs are summarized in the three broad levels listed below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2014, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3		Total
Investments, at value
Common Stocks:
Basic Materials	$618,599	$—	$—		$618,599
Energy	13,041,069	—	—		13,041,069
Industrial	7,257,885	—	—	(a)	7,257,885
Utilities	4,515,714	—	—		4,515,714
Total Investments, at value	25,433,267	—	—		25,433,267
Total Assets	$25,433,267	$—	$—	(a)	$25,433,267

(a)  Applied Intellectual Capital Ltd. fair valued at zero as the company has been delisted since 2009.

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks[1]:
Basic Materials	$339,757	$—	$—	$339,757
Communications	1,844,405	—	—	1,844,405
Consumer, Cyclical	3,977,679	—	—	3,977,679
Consumer, Non-cyclical	369,983	—	—	369,983
Energy	3,606,360	—	—	3,606,360
Exchange Traded Funds ("ETFs")	381,922	—	—	381,922
Financial	2,981,537	—	—	2,981,537
Industrial	3,255,501	—	—	3,255,501
Technology	3,388,946	—	—	3,388,946
Utilities	1,208,458	—	—	1,208,458
Total Investments, at value	21,354,548	—	—	21,354,548
Total Assets	$21,354,548	$—	$—	$21,354,548

Asia Pacific Dividend Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks[1]:
Basic Materials	$114,300	$—	$—	$114,300
Communications	450,054	—	—	450,054
Consumer, Cyclical	821,789	—	—	821,789
Consumer, Non-cyclical	361,475	—	—	361,475
Energy	232,157	—	—	232,157
Financial	1,270,426	—	—	1,270,426
Industrial	334,491	—	—	334,491
Technology	465,425	—	—	465,425
Utilities	113,108	—	—	113,108
Total Investments, at value	4,163,225	—	—	4,163,225
Total Assets	$4,163,225	$—	$—	$4,163,225

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$18,071,718	$—	$—	$18,071,718
Consumer, Cyclical	19,734,871	—	—	19,734,871
Consumer, Non-cyclical	1,387,438	—	—	1,387,438
Energy	13,688,104	—	—	13,688,104
Exchange Traded Funds ("ETFs")	2,195,095	—	—	2,195,095
Financial	19,859,541	—	—	19,859,541
Industrial	10,135,933	—	—	10,135,933
Technology	5,300,648	—	—	5,300,648
Utilities	3,757,219	—	—	3,757,219
Total Investments, at value	94,130,567	—	—	94,130,567
Total Assets	$94,130,567	$—	$—	$94,130,567

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3		Total
Investments, at value
Common Stocks:
Energy	$102,236,020	$—	$—	(a)	$102,236,020
Industrial	83,093	—	—		83,093
Total Investments, at value	102,319,113	—	—		102,319,113
Total Assets	$102,319,113	$—	$—	(a)	$102,319,113

(a)  Cluff Natural Resources warrants fair valued at zero.

Global Innovators Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$11,488,240	$—	$—	$11,488,240
Consumer, Cyclical	2,920,954			2,920,954
Consumer, Non-cyclical	9,080,814	—	—	9,080,814
Energy	2,917,075	—	—	2,917,075
Financial	11,620,479	—	—	11,620,479
Industrial	14,504,419	—	—	14,504,419
Technology	31,878,714	—	—	31,878,714
Total Investments, at value	84,410,695	—	—	84,410,695
Total Assets	$84,410,695	$—	$—	$84,410,695

Inflation Managed Dividend FundTM

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$415,246	$—	$—	$415,246
Consumer, Cyclical	289,193	—	—	289,193
Consumer, Non-cyclical	1,722,896	—	—	1,722,896
Energy	569,976	—	—	569,976
Financial	866,622	—	—	866,622
Industrial	881,213	—	—	881,213
Technology	146,367	—	—	146,367
Total Investments, at value	4,891,513	—	—	4,891,513
Total Assets	$4,891,513	$—	$—	$4,891,513

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Corporate Bonds:
Basic Materials	$—	$5,672,900	$—	$5,672,900
Consumer, Cyclical	—	8,408,367	—	8,408,367
Consumer, Non-cyclical	—	1,685,422	—	1,685,422
Energy	—	6,299,535	—	6,299,535
Financial	—	48,938,533	—	48,938,533
Government	—	4,051,196	—	4,051,196
Industrial	—	4,542,361	—	4,542,361
Utilities	—	7,252,933	—	7,252,933
Total Investments, at value	—	$86,851,247	—	$86,851,247
Total Assets	$—	$86,851,247	$—	$86,851,247

1  Foreign securities traded in foreign exchanges may be adjusted due to a significant change in the value of U.S. traded securities, as measured by the S&P 500 Index. Significant movements were deemed to have occurred at December 31, 2013 and therefore such securities were classified as Level 2. As a result, securities still held by the Asia Focus Fund and Asia Pacific Dividend Fund was transferred from Level 2 into Level 1 with an end of period value of $2,775,889 and $465,248 respectively. There were no securities transferred between Level 2 and Level 1 in the Alternative Energy Fund, China & Hong Kong Fund, Global Energy Fund, Global Innovators Fund and the Renminbi Yuan & Bond Fund.

Note 7

Derivatives and Hedging Transactions

FASB Accounting Standards Codification 815, Derivatives and Hedging requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows.

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the six months ended June 30, 2014 and did not have any outstanding forward contracts as of June 30, 2014.

Note 8

Tax Matters

As of June 30, 2014, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$31,142,609	$15,828,482	$3,566,357	$68,898,357
Gross tax unrealized appreciation	4,045,882	6,587,048	721,520	30,833,833
Gross tax unrealized (depreciation)	(9,755,224)	(1,060,982)	(124,652)	(5,601,623)
Net tax unrealized appreciation (depreciation)*	(5,709,342)	5,526,066	596,868	25,232,210
	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$81,462,767	$68,525,626	$4,248,852	$86,367,820
Gross tax unrealized appreciation	27,100,629	16,016,946	652,573	973,561
Gross tax unrealized (depreciation)	(6,244,283)	(131,877)	(9,912)	(490,134)
Net tax unrealized appreciation (depreciation)*	20,856,346	15,885,069	642,661	483,427

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2013, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Inflation Managed Dividend FundTM	Renminbi Yuan & Bond Fund
2014	$—	$—	$—	$—	$—	$—	$—	$—
2015	—	—	—	—	—	—	—	—
2016	10,370,865	—	1,146,390	—	—	—	—	—
2017	40,204,652	—	1,115,940	—	585,199	—	—	—
2018	9,296,377	1,433,184	1,502,925	—	—	—	—	—
No Expiration Long-term	25,714,449	—	—	—	2,357,761	3,747,541	—	—
No Expiration Short-term	988,867	—	—	—	258,159	—	—	47,320
Total	$86,575,210	$1,433,184	$3,765,255	$—	$3,201,119	$3,747,541	$—	$47,320

The Asia Focus Fund, Asia Pacific Dividend Fund, and China & Hong Kong Fund utilized capital loss carryforwards of $4,653,729, $380,055, and $8,734,498, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 9

Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 10

Recently Issued Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds' financial statement disclosures.

Note 11

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Board Consideration of and Continuance of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 9, 2014, the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Fund, the China & Hong Kong Fund, the Global Energy Fund, the Global Innovators Fund, the Inflation Managed Dividend Fund, and the Renminbi Yuan & Bond Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services The Board discussed the fees payable by each Fund under the Agreement, the services provided by the Advisor to each Fund, and the Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Advisor and its investment professionals, the Advisor's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Advisor's integrity and responsiveness to Trustee concerns, the Advisor's integrity as reflected in its adherence to compliance practices, and the Advisor's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performance, Advisory Fees and Expenses For each Fund and its peer group of Funds, the Trustees reviewed information compiled from Morningstar, Inc. data regarding performance for periods ended March 31, 2014 and expense information as of March 31, 2014. The Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered the Funds' long-term performance records and the Advisor's continuing efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses to those of its peer group. The Trustees also considered the size of each Fund in comparison to its peers, including whether peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund (1) The Fund's advisory fee was equal to the median fee charged to the four pure alternative energy mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were comparable to a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2015; and (4) the Fund had outperformed the Wilderhill New Energy Index, one of its benchmark indices, for the one-year period, underperformed that index for the three- and five-year periods, outperformed the Wilderhill Clean Energy Index, the other Fund's other benchmark index, for the three-year period, underperformed that other index for the one- and five-year periods, outperformed its peer group median for the one-year period, and underperformed its peer group median for the three- and five-year periods.

Asia Focus Fund (1) The Fund's advisory fee was slightly above the median advisory fee charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's higher total expenses were attributable to its small size compared to its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2015; and (4) the Fund had underperformed its benchmark indices and peer group median for the one-, three-, five- and ten-year periods.

Asia Pacific Dividend Fund (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's higher total expenses were attributable to its small size compared to its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2015; and (4) the Fund had the same performance as its peer group median for the five-year period, but had underperformed its benchmark indices for the one-, three-, and five-year periods, as well as the peer group median for the one- and three-year periods.

China & Hong Kong Fund (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were below the median expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2015; and (4) the Fund had outperformed its benchmark indices in the one-year period, it had the same performance as its peer group median in the five-year period, it had slightly underperformed its benchmark indices in the five- and ten-year periods, and it had underperformed its peer group median for the one-, three-, and ten-year periods.

Global Energy Fund (1) The Fund's advisory fee was slightly below the median advisory fee charged to comparable mutual funds in the Morningstar's "Equity Energy" category; (2) the Fund's total expenses were slightly above the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2015; and (4) the Fund had outperformed its peer group median and benchmark indices for the one-year period, its peer group median and the MSCI World Energy Index, one of its benchmark indices for the five-year period, and it had underperformed its peer group median and benchmark indices in the three-year period, and the S&P 500 Index, the Fund's other benchmark index, for the five-year period.

Global Innovators Fund (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "Large Growth" category; (2) the Fund's total expenses were higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2015; and (4) the Fund had outperformed its peer group median and benchmark indices for the one-, three-, five-, and ten-year periods.

Inflation Managed Dividend FundTM (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "World Stock" category; (2) the Fund's total expenses were at the low end of the expenses of its peer group; (3) the Advisor agreed to limit the Fund's expense ratio for an initial three year-term through June 30, 2015; and (4) the Fund had outperformed its benchmark index and peer group median for the one-year period.

Renminbi Yuan & Bond Fund (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "Emerging Markets Bond" category; (2) the Fund's total expenses were below the median expenses of its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2015; and (4) the Fund had outperformed the peer group median, but underperformed its benchmark index, for the one-year period.

With respect to each Fund, the Trustees concluded that the Advisor's willingness to limit the Fund's expense ratio through June 30, 2015 would provide stability to the Fund's expenses during that period.

Costs of Services and Profitability The Trustees considered the financial information provided by the Advisor, including the profitability of each Fund to the Advisor, the Advisor's profitability in general and the firm's retention of key personnel. The Trustees noted that the Advisor had waived a portion of its advisory fee for the Alternative Energy Fund and its entire advisory fee for the Asia Pacific Dividend Fund and the Inflation Managed Dividend Fund, for the year 2013, and had subsidized a portion of these Funds' operating expenses, due to their low asset levels. The Board concluded that the profitability of each Fund to the Advisor, when positive, was reasonable.

Economies of Scale The Trustees considered the size of each Fund and the Advisor's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Advisor was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2015.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095
Inflation Managed Dividend FundTM	402031 80 1	GAINX	1092
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)   (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)   Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: 9/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: 9/8/14

By	/s/ Rita Dam
Name: Rita Dam
Title: Treasurer
Date: 9/8/14